UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mesa Air Group, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

and

2019 Proxy Statement

The Annual Meeting of the Shareholders of Mesa Air Group, Inc. will be held:

Tuesday, April 9, 2019 at 2:00 p.m., Eastern Time

New York Hilton Midtown

1335 Avenue of the Americas

New York, New York 10019

NOTICE OF THE 2019 ANNUAL MEETING OF SHAREHOLDERS

OF MESA AIR GROUP, INC.

Date:	Tuesday, April 9, 2019

Time:	2:00 p.m., Eastern Time

Place:	New York Hilton Midtown 1335 Avenue of the Americas New York, New York 10019

Purposes:

(1)  To elect seven directors to hold office until the next annual meeting and until their respective successors are duly elected and qualified;

(2)  To approve the Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan;

(3)  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2019; and

(4)  To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date:

Only shareholders of record at the close of business on February 15, 2019, the record date for the Annual Meeting, will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

How You Can Vote:	Shareholders may vote at the Annual Meeting, or in advance over the Internet, by telephone or by mail.

By order of the Board of Directors,

Brian S. Gillman

Executive Vice President, General Counsel and Secretary

Phoenix, Arizona

February 25, 2019

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice of Meeting, Proxy Statement, Proxy Card and our fiscal year 2018 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, are available at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE. IN ACCORDANCE WITH OUR SECURITY PROCEDURES, ALL PERSONS ATTENDING THE ANNUAL MEETING WILL BE REQUIRED TO PRESENT PICTURE IDENTIFICATION.

410 North 44th Street, Suite 700

Phoenix, Arizona 85008

February 25, 2019

Dear Fellow Shareholder:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders for the fiscal year ended September 30, 2018 (the “Annual Meeting”) of Mesa Air Group, Inc., on Tuesday, April 9, 2019, at 2:00 p.m., Eastern Time, at the New York Hilton Midtown, 1335 Avenue of the Americas, New York, New York 10019.

At the Annual Meeting, you will be asked to (i) elect seven directors to hold office until the next annual meeting and until their respective successors are duly elected and qualified, (ii) approve the Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan, (iii) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2019 and (iv) transact any other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof.

It is important that your shares be represented and voted, whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you attend the Annual Meeting, you may revoke your proxy if you wish, and vote in person.

We thank you for your continued support and interest in Mesa Air Group.

Sincerely yours,

Jonathan G. Ornstein

Chairman, Chief Executive Officer and Director

i

410 North 44th Street, Suite 700

Phoenix, Arizona 85008

PROXY STATEMENT

FOR 2019 ANNUAL MEETING OF SHAREHOLDERS

To be held on Tuesday, April  9, 2019

Questions and Answers

about Proxy Materials and Voting

This Proxy Statement, the accompanying Notice of Annual Meeting, proxy card and the Annual Report to Shareholders of Mesa Air Group, Inc. (the “Company,” “Mesa Air Group,” “we, “us” and “our”) are being mailed on or about February 25, 2019. You should read this entire Proxy Statement (this “Proxy Statement”) carefully for information about the proposals to be presented at our 2019 Annual Meeting of Shareholders for the fiscal year ended September 30, 2018 (our “Annual Meeting”). Information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

The information in the “question and answer” format below is for your convenience only and provides essential information about the proxy materials and how to cast your vote at our Annual Meeting.

What is a proxy?

Our Board of Directors (our “Board”) is asking for your proxy. This means you authorize persons selected by the Company to vote your shares at our Annual Meeting in the way that you instruct. All shares represented by valid proxies that are received and not revoked before our Annual Meeting will be voted at our Annual Meeting in accordance with the shareholder’s specific voting instructions.

Why am I receiving these materials?

You are receiving these materials because at the close of business on February 15, 2019 (the “Record Date”), you owned shares of our common stock, no par value per share. All shareholders of record on the Record Date are entitled to attend and vote at our Annual Meeting.

Each share of our common stock is entitled to vote at our Annual Meeting. As of December 31, 2018, we had 23,902,903 shares of common stock outstanding. With respect to all of the matters submitted for vote at our Annual Meeting, each share of common stock is entitled to one vote.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for directors and other matters to be voted on at our Annual Meeting. It also explains the voting process and requirements; describes the compensation of our principal executive officer, principal financial officer and our other most highly compensated executive officer (collectively referred to as our “named executive officers” or “NEOs”); describes the compensation of our directors; and provides certain other information that the U.S. Securities and Exchange Commission (the “SEC”) rules require.

What should I do with these materials?

Please carefully read and consider the information contained in this Proxy Statement and then vote your shares as soon as possible to ensure that your shares will be represented at our Annual Meeting. You may vote your shares prior to our Annual Meeting even if you plan to attend our Annual Meeting in person.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of our common stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

What matters am I voting on, how may I vote on each matter and how does our Board recommend that I vote on each matter?

The following table sets forth a description of each of the proposals you are being asked to vote on, how you may vote on each proposal and how our Board recommends that you vote on each proposal:

Proposal	Description	How may I vote?	How does our Board recommend that I vote?
Proposal 1

The election of our seven director nominees, Jonathan G. Ornstein, G. Grant Lyon, Ellen N. Artist, Mitchell I. Gordon, Dana J. Lockhart, Spyridon Skiados and Harvey W. Schiller, each for a one-year term or until his or her successor is duly elected and qualified.

You may (i) vote “FOR” the election of all seven director nominees named herein; (ii) “WITHHOLD” authority to vote for all such director nominees; or (iii) vote “FOR” the election of all such director nominees other than any nominees with respect to whom the vote is specifically “WITHHELD” by indicating in the space provided on the proxy.

Our Board recommends that you vote “FOR” all seven of the director nominees.

Proposal 2	The approval of the Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan.	You may vote “FOR” or “AGAINST” the approval of the Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan, or you may indicate that you wish to “ABSTAIN” from voting on the matter.	Our Board recommends that you vote “FOR” the approval of the Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan.

Proposal 3	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2019.

You may vote “FOR” or “AGAINST” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2019, or you may indicate that you wish to “ABSTAIN” from voting on the matter.

Our Board recommends that you vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2019.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s transfer agent, Computershare Inc., you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials has been sent directly to you.

If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials would have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed proxy card for voting online or by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How do I vote if I am the shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

•	By Telephone: Call the toll-free number shown on the proxy card;

•	On the Internet: Vote on the Internet on the website shown on the proxy card;

•	By Mail: Mark, sign, date and return the enclosed proxy card in the postage-paid envelope; or

•	In Person: Vote in person at our Annual Meeting.

Whether or not you plan to attend our Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone or online will not affect your right to attend our Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the voting instructions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

As a beneficial owner, you are also invited to attend our Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend our Annual Meeting?

You are entitled to attend our Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for our Annual Meeting as described in the previous question. Because seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to February 15, 2019, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy and/or change your vote any time before completion of voting at our Annual Meeting as follows:

•	Revoke your proxy: Mail written notice of revocation of your proxy to our Executive Vice President, General Counsel and Secretary at 410 North 44th Street, Suite 700, Phoenix, Arizona 85008;

•	Change your vote by Internet or telephone: Vote again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on April 8, 2019;

•	Change your vote by mail: Sign and mail on a timely basis another proxy card with a later date; or

•	Change your vote at our Annual Meeting: Attend our Annual Meeting and vote in person by ballot.

If you hold your shares through a bank, broker or other nominee, you can revoke your proxy and/or change your vote as follows:

•	Give new voting instructions: Submit new voting instructions in the manner provided by your bank, broker or other nominee; or

•

Change your vote at our Annual Meeting: Contact your bank, broker or other nominee to obtain a legal proxy, as described in the answer to the question “How do I vote if I am a beneficial owner?” above, so that you may vote your shares in person at our Annual Meeting.

All shares represented by valid proxies received and not revoked will be voted at our Annual Meeting in accordance with the shareholder’s specific voting instructions.

What if I return my proxy card or vote by Internet or telephone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the online or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

•	“FOR” the election of each of our director nominees, Jonathan G. Ornstein, G. Grant Lyon, Ellen N. Artist, Mitchell I. Gordon, Dana J. Lockhart, Spyridon Skiados and Harvey W. Schiller;

•	“FOR” the approval of the Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan; and

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2019.

How many shares must be present or represented to conduct business at our Annual Meeting?

Under our Amended and Restated Bylaws, a quorum will exist at our Annual Meeting if shareholders holding a majority of the shares entitled to vote at our Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at our Annual Meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum.

How are votes counted?

In the election of the seven directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee.

For all other proposals, your vote may be cast “FOR” or “AGAINST,” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each of the proposals:

Proposal	Description	Voting Requirement
Proposal 1

The election of our seven director nominees, Jonathan G. Ornstein, G. Grant Lyon, Ellen N. Artist, Mitchell I. Gordon, Dana J. Lockhart, Spyridon Skiados and Harvey W. Schiller, each for a one-year term or until his or her successor is duly elected and qualified.

Each director must be elected by a plurality of the votes cast. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at our Annual Meeting. A “WITHHOLD” vote will have no effect on the vote.

Proposal 2	The approval of the Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan.

To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy and entitled to vote on the proposal, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a shareholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.”

Proposal 3	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2019.

To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy and entitled to vote on the proposal, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a shareholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you are a beneficial owner, your broker, bank or other nominee may vote your shares on this proposal without receiving voting instructions from you.

Other matters that may properly come before our Annual Meeting may require more than a majority vote under our Amended and Restated Bylaws, our Second Amended and Restated Articles of Incorporation, the laws of Nevada or other applicable laws. We do not know of any such matters as of the date of this Proxy Statement.

Who will count the votes?

Our Executive Vice President, General Counsel and Secretary, Brian S. Gillman, will tabulate the votes and act as the inspector of election.

Where can I find the voting results?

We will announce the preliminary voting results at our Annual Meeting. We will also publish voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of our Annual Meeting. If on the date of such Form 8-K filing the inspector of election for our Annual Meeting has not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse banks, brokers and other nominees for their reasonable costs of forwarding proxy materials to beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you “householding” for shareholders sharing the same address?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

We have not instituted householding for shareholders of record. However, certain brokerage firms may have instituted householding for beneficial owners of shares of our common stock held through brokerage firms. If your household has multiple accounts holding shares of our common stock, you may have already received a householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this Proxy Statement. The broker will arrange for delivery of a separate copy of this Proxy Statement promptly upon your request. Our shareholders may decide at any time to revoke a decision to household, and thereby receive multiple copies.

What is the deadline for shareholders to propose actions for consideration at our annual meeting of shareholders for the fiscal year ending September 30, 2019?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our annual meeting of shareholders for the fiscal year ending September 30, 2019 must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Amended and Restated Bylaws, no earlier than December 11, 2019, and no later than January 10, 2020. Shareholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our Executive Vice President, General Counsel and Secretary at 410 North 44th Street, Suite 700, Phoenix, Arizona 85008. The requirements for advance notice of shareholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Amended and Restated Bylaws and other applicable requirements.

October 28, 2019 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Exchange Act. However, if the date of our annual meeting of shareholders for the fiscal year ending September 30, 2019 is changed by more than 30 days from the anniversary of the date of the previous year’s meeting, then the deadline will be a reasonable time before we begin to print and send our proxy statement for our annual meeting of shareholders for the fiscal year ending September 30, 2019. Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our Executive Vice President, General Counsel and Secretary at 410 North 44th Street, Suite 700, Phoenix, Arizona 85008. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

What are the implications of being an “emerging growth company”?

We are an “emerging growth company” under applicable federal securities laws and are therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our NEOs or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of the completion of our initial public offering (our “IPO”), (ii) the last day of the first fiscal year in which our annual gross revenue is $1.07 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

Who should I call if I have any questions?

If you have any questions about our Annual Meeting or your ownership of our voting stock, please contact our transfer agent at:

Computershare Inc.

250 Royall Street

Canton, MA 02021

Telephone: (212) 805-7100

Website Address: www.computershare.com/us

Board of Directors

and Corporate Governance

We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our shareholders. Our Board has adopted Amended and Restated Corporate Governance Guidelines (our “Corporate Governance Guidelines”) that set forth the role of our Board, director independence standards, Board structure and functions, director selection considerations and other governance policies. In addition, our Board has adopted written charters for each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committees, as well as the Mesa Air Group, Inc. Code of Conduct and Ethics (our “Code of Conduct”) that applies to all of our employees, officers and directors. Our Nominating and Corporate Governance Committee reviews our Corporate Governance Guidelines annually, and recommends changes to our Board as warranted. Our Corporate Governance Guidelines, our committee charters, and our Code of Conduct, and any waivers or amendments to our Code of Conduct, are all available on our investor relations website (http://investor.mesa-air.com) in the “Corporate Governance – Governance Overview” section.

Director Independence

Our common stock is listed on The Nasdaq Global Select Market (“Nasdaq”). Under the listing requirements and rules of Nasdaq, independent directors must comprise a majority of our Board. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Compensation committee members must not have a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member. Additionally, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that other than Jonathan G. Ornstein, our Chairman and Chief Executive Officer, our directors do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq listing rules. In making this determination, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence.

Board Leadership

Although our Board does not have a formal policy as to whether the roles of Chairman of our Board and Chief Executive Officer should be combined or separated, Mr. Ornstein serves as both the Chairman of our Board and our Chief Executive Officer. Our Board believes that the current board leadership structure, coupled with a strong emphasis on board independence, provides effective independent oversight of management while allowing our Board and management to benefit from Mr. Ornstein’s extensive executive leadership and operational experience. We do not currently have a lead independent director. Our Board has determined that this leadership structure is appropriate as our Board believes that its other structural features, including eight independent, non-employee directors on a board currently consisting of nine directors and key committees consisting wholly of independent directors, provide for substantial independent oversight of the Company’s management. Independent directors and management sometimes have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside of the Company, while Mr. Ornstein brings experience and expertise specific to Mesa Air Group.

Executive Sessions of Non-Employee Directors

To encourage and enhance communication among non-employee directors, and as required under applicable Nasdaq rules, our Corporate Governance Guidelines provide that the non-employee directors will meet in executive sessions without management directors or our management on a periodic basis. Accordingly, our Board holds executive sessions at which only those directors who are “independent,” within the meaning of currently applicable Exchange Act rules and the Nasdaq Listing Rules, are present. In accordance with our Corporate Governance Guidelines, the presiding director at the executive sessions is designated by our non-employee directors.

Communications with our Board of Directors

Shareholders or interested parties who wish to communicate with our Board or with an individual director may do so by mail to our Board or the individual director, care of our Executive Vice President, General Counsel and Secretary at 410 North 44th Street, Suite 700, Phoenix, Arizona 85008. The communication should indicate that it contains a shareholder or interested party communication. In accordance with our Corporate Governance Guidelines, all such communication will be reviewed by our Executive Vice President, General Counsel and Secretary, in consultation with appropriate directors as necessary, and, if appropriate, will be forwarded to the director or directors to whom the communications are addressed or, if none are specified, to the Chairman of our Board.

Committees of our Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee which have the composition and responsibilities described below. Our Board may establish other committees to facilitate the management of our business. Copies of the charters of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are available in the “Corporate Governance – Governance Overview” section of our investor relations website (http://investor.mesa-air.com). Members serve on these committees until their resignation or until otherwise determined by our Board.

The following table sets forth the standing committees of our Board and the members of each such committee for the fiscal year ended September 30, 2018 and as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee(1)	Nominating and Corporate Governance Committee(1)
Jonathan G. Ornstein	—	—	—
G. Grant Lyon	—	Member	—
Ellen N. Artist	Chair	—	—
Mitchell I. Gordon	Member	—	—
Dana J. Lockhart	Member	—	—
Giacomo Picco	—	—	Member
Daniel J. Altobello	—	Member	Member
Spyridon Skiados	—	—	Chair
Harvey W. Schiller	—	Chair	—

(1)

Following our Annual Meeting, our Board intends to fill the vacancies on our Compensation Committee and Nominating and Corporate Governance Committee created by the reduction in the size of our Board from nine directors to seven.

Audit Committee

Our Audit Committee consists of Ms. Artist and Messrs. Gordon and Lockhart, with Ms. Artist serving as our Audit Committee Chair. Pursuant to our Audit Committee charter, Audit Committee membership shall consist of at least three Board members, all of whom qualify as independent within the meaning of our Corporate Governance Guidelines and satisfy the independence requirements of the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Exchange Act. Our Audit Committee charter also requires members to have financial literacy and familiarity with fundamental financial statements that would allow them to understand key business and financial controls in the primary industries in which we operate.

Our Board has determined that Ms. Artist and Messrs. Gordon and Lockhart are independent under the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Exchange Act. In addition, our Board has determined that Ms. Artist is an “audit committee financial expert” within the meaning of SEC regulations. We are permitted to phase-in our compliance with the independent audit committee requirements set forth in Nasdaq rules and relevant SEC rules as follows: (1) one independent member at the time of listing, (2) a majority of independent members within 90 days of listing and (3) all independent members within one year of listing. Our Board has also determined that each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The primary purpose of our Audit Committee is to discharge the responsibilities of our Board with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include:

•	selecting a qualified firm to serve as our independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and performance of our independent registered public accounting firm;

•

discussing the scope and results of the audit with our independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•	developing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related party transactions;

•

obtaining and reviewing a report by our independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•

approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by our independent registered public accounting firm.

Compensation Committee

Our Compensation Committee currently consists of Messrs. Altobello, Lyon and Schiller, with Mr. Schiller serving as our Compensation Committee Chair. Pursuant to our Compensation Committee charter, members of our Compensation Committee will consist of a minimum of three directors, each of whom shall meet Nasdaq’s independence requirements. Our Board has determined each member of our Compensation Committee is independent under the Nasdaq Listing Rules, are “non-employee directors” as defined in Rule 16b-3 under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board to oversee our compensation policies, plans and programs, and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:

•	reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•	reviewing and recommending to our Board the compensation of our directors;

•	reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;

•	administering our incentive compensation and other equity plans;

•	selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of our Compensation Committee’s compensation advisors;

•

reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans, severance agreements and any other compensatory arrangements for our executive officers and other senior management, as appropriate; and

•	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an executive officer of Mesa Air Group, nor did any of them have any relationships requiring disclosure by us under Item 404 of SEC

Regulation S-K. With the exception of Mr. Ornstein, our Chairman and Chief Executive Officer, none of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, of which an executive officer served as a director of Mesa Air Group or member of our Compensation Committee during the fiscal year ended September 30, 2018.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Messrs. Altobello, Picco and Skiados, with Mr. Skiados serving as our Nominating and Corporate Governance Committee Chair. Mr. Picco replaced Mr. Lyon on our Nominating and Corporate Governance Committee effective July 16, 2018. Pursuant to our Nominating and Corporate Governance Committee charter, our Nominating and Corporate Governance Committee shall consist of at least three directors, each of whom shall meet Nasdaq’s independence requirements. Our Board has affirmatively determined that each of Messrs. Altobello, Picco and Skiados meet the definition of “independent director” for purposes of the Nasdaq Listing Rules.

Specific responsibilities of our Nominating and Corporate Governance Committee include:

•	identifying, evaluating and selecting, or recommending that our Board approve, nominees for election to our Board;

•	considering and making recommendations to our Board regarding the composition of the committees of our Board;

•	reviewing developments in our corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting;

•	reviewing management succession plans;

•	developing and making recommendations to our Board regarding our Corporate Governance Guidelines and matters; and

•	overseeing an annual evaluation of our Board’s performance and the performance of each committee.

Board and Committee Meetings and Attendance

Our Board is responsible for the oversight of Company management, the strategy of the Company and establishing corporate policies. Our Board and its committees meet throughout the year on a regular schedule, and also hold special meetings and act by written consent from time to time. During the fiscal year ended September 30, 2018, our Board met seven times. Our Audit Committee met five times during the last fiscal year. Our Compensation Committee met four times during the last fiscal year. Our Nominating and Corporate Governance Committee met five times during the last fiscal year. During the fiscal year ended September 30, 2018, each director attended 75% or more of the aggregate number of Board meetings and meetings of the committees on which he or she served. We encourage our directors and director nominees to attend our Annual Meeting. We completed our IPO in August 2018; accordingly we did not have an annual meeting of our shareholders as a public company in 2018.

Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and to enhance shareholder value. A fundamental part of risk management is not only understanding the most significant risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for a given company. Our Board, as a whole, determines the appropriate level of risk for us, assesses the specific risks that we face and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, the committees of our Board support our Board in discharging its oversight duties and addressing risks inherent in their respective areas.

Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee monitors compliance with legal and regulatory requirements. Our Audit Committee also monitors management’s preparedness for and responses to data security incidents. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether our compensation philosophy and practices have the potential to encourage excessive risk-taking and evaluates compensation policies and practices that could mitigate such risks.

At periodic meetings of our Board and its committees, management reports to and seeks guidance from our Board and its committees with respect to the most significant risks that could affect our business, such as legal, financial, tax and audit-related risks. In addition, among other matters, management provides our Audit Committee periodic reports on our compliance programs and investment policy and practices.

Nominations Process and Director Qualifications

Nomination to our Board of Directors

Candidates for nomination to our Board are selected by our Board based on the recommendations of our Nominating and Corporate Governance Committee in accordance with our Nominating and Corporate Governance Committee charter, our policies, our Second Amended and Restated Articles of Incorporation, our Amended and Restated Bylaws, our Corporate Governance Guidelines and the criteria adopted by our Board regarding director candidate qualifications. In recommending candidates for nomination, our Nominating and Corporate Governance Committee considers candidates recommended by directors, officers and employees, as well as candidates that are properly submitted by shareholders in accordance with our policies and our Amended and Restated Bylaws, using the same criteria to evaluate all such candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, our Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential director nominees.

Additional information regarding the process for properly submitting shareholder nominations for candidates for membership on our Board is set forth above under “Questions and Answers About Proxy Materials and Voting.”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, our Nominating and Corporate Governance Committee is responsible for developing and recommending to our Board the desired qualifications, expertise and characteristics of members of our Board, including qualifications that our Nominating and Corporate Governance Committee believes must be met by a committee-recommended nominee for membership on our Board and specific qualities or skills that our Nominating and Corporate Governance Committee believes are necessary for one or more of the members of our Board to possess.

In addition to the qualifications, qualities, and skills that are necessary to meet U.S. legal and regulatory requirements, Nasdaq’s listing requirements, the provisions of our Second Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws, our Corporate Governance Guidelines and each of the charters of our Board committees, our Nominating and Corporate Governance Committee requires the following minimum qualifications to be satisfied by any nominee for a position on our Board:

•	personal and professional ethics and integrity;

•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	skills that are complementary to those of the existing Board;

•	the ability to assist and support management and make significant contributions to our success;

•	an understanding of the fiduciary responsibilities that are required of a member of our Board; and

•	the commitment of time and energy necessary to diligently carry out these responsibilities.

Our Board and Nominating and Corporate Governance Committee believe that a diverse, experienced and highly qualified board of directors fosters a robust, comprehensive and balanced decision-making process for the continued effective functioning of our Board and success of the Company. Accordingly, through the nomination process, our Nominating and Corporate Governance Committee seeks to promote Board membership that reflects diversity, factoring in gender, race, ethnicity, differences in professional background, education, skill, experience and other individual qualities and attributes that contribute to the total mix of viewpoints and experience. Our Nominating and Corporate Governance Committee evaluates the foregoing factors, among others, and does not assign any particular weighting or priority to any of the factors.

Proposal 1 sets forth a brief biographical description of each nominee’s primary individual experience, qualifications, attributes and skills that led our Board to recommend such nominee to serve as a member of our Board.

PROPOSAL 1:

ELECTION OF DIRECTORS

Composition of our Board of Directors

Our Board currently consists of nine directors. All directors serve a one-year term and are subject to re-election each year. Two current directors, Messrs. Altobello and Picco, are not standing for re-election at our Annual Meeting. Accordingly, pursuant to our Amended and Restated Bylaws, our Board has adopted a resolution to reduce the size of our Board from nine directors to seven effective as of our Annual Meeting.

On the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated the following persons for election as directors at our Annual Meeting:

•	Jonathan G. Ornstein

•	G. Grant Lyon

•	Ellen N. Artist

•	Mitchell I. Gordon

•	Dana J. Lockhart

•	Spyridon Skiados

•	Harvey W. Schiller

If elected, each nominee will serve until his or her term expires at our annual meeting of shareholders for the fiscal year ending September 30, 2019 or until his or her successor is duly elected and qualified. See “Director Nominees” below for more information about each nominee.

All of the nominees are currently serving as directors of Mesa Air Group and have consented to being named as nominees. Shareholders voting in person or by proxy at our Annual Meeting may only vote for seven nominees. If, prior to our Annual Meeting, any of the nominees becomes unable to serve as a director, our Board may designate a substitute nominee. In that event, the persons named as proxies intend to vote for the substitute nominee designated by our Board.

Our Board and our Nominating and Corporate Governance Committee believe that each of the following nominees possesses the experience and qualifications that directors of Mesa Air Group should possess, as described in detail above, and that the experience and qualifications of each nominee compliments the experience and qualifications of the other nominees. The experience and qualifications of each nominee, including information regarding the specific experience, qualifications, attributes and skills that led our Board and our Nominating and Corporate Governance Committee to conclude that he or she should serve as a director of Mesa Air Group at the present time, in light of our business and structure, are set forth below

Vote Required

If a quorum is present, directors are elected by a plurality of the votes of the holders of shares present at the meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If a nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead will be voted for the election of a substitute nominee proposed by us.

Our Board recommends a vote “FOR” the election of all seven nominees listed below.

Director Nominees

Jonathan G. Ornstein

Age:	61
Director Since:	1998
Committees:	None
Principal Occupation:	Chairman and Chief Executive Officer, Mesa Air Group, Inc.

Experience:

Mr. Ornstein has been with us since being named President in 1998, and Chairman of the Board in 1999. Mr. Ornstein co-founded Virgin Express S.A./N.V., an airline in Brussels, Belgium, where he served as chief executive officer and chairman from 1995 until 1999. In 1994, Mr. Ornstein served as chief executive officer of Continental Express, and was later named senior vice president of airport services for Continental Airlines. Mr. Ornstein’s first tenure with us was from 1988 to 1994, serving as our Executive Vice President and President of our then-wholly owned subsidiary. Mr. Ornstein began his career in aviation in 1986 with AirLA, a commuter airline in Los Angeles. Mr. Ornstein attended the University of Pennsylvania.

We believe Mr. Ornstein is qualified to serve on our Board due to his extensive executive leadership and operational experience in the regional airline industry.

Other Directorships:	None

G. Grant Lyon

Age:	55
Director Since:	2011
Committees:	Member of our Compensation Committee; former member of our Nominating and Corporate Governance Committee until July 16, 2018
Principal Occupation:	Founder and President, Odyssey Capital Group

Experience:

Mr. Lyon has more than 20 years of distressed management experience and has served as a financial advisor for numerous corporate restructuring engagements. Mr. Lyon’s expertise includes out-of-court restructuring, claims analysis, securities valuation, debtor-in-possession financing, solvency analysis, litigation support and serving as a liquidation trustee. From 2006 to 2015, he was the managing director of Odyssey Capital Group, LLC, a financial advisory firm. From 2015 to 2017, he served as a consultant for KRyS Global USA, a fraud investigation, dispute resolution and corporate recovery firm. Mr. Lyon holds a B.S. in accounting and an M.B.A. from Brigham Young University and is a Certified Public Accountant.

We believe Mr. Lyon is qualified to serve on our Board due to his financial expertise and general business experience.

Other Directorships:	None

Ellen N. Artist

Age:	62
Director Since:	2011
Committees:	Audit Committee Chair; Audit Committee Financial Expert
Principal Occupation:	Operator, ENA Advisors, LLC

Experience:

Ms. Artist has more than 35 years of experience in aviation finance as a bankruptcy trustee, financial advisor, financial principal and commercial lender. Ms. Artist led the out-of-court restructuring of lease and loan obligations for both Independence Air and American Airlines, Inc. During the course of her career, Ms. Artist has been involved in more than $10 billion in aviation, debt, equity and lease placements. Ms. Artist was formerly a founding partner at both The Seabury Group, LLC, from 1996 to 2002, and Sky Works Capital, LLC, from 2002 to 2005, two investment banking boutiques specializing in aviation activities. Other areas of expertise for Ms. Artist include claims resolution, trust accounting, litigation and interaction with counsel. Ms. Artist is a graduate of Northwestern University with a B.A. in Economics and received an M.B.A. with distinction from New York University specializing in Finance and Accounting.

We believe Ms. Artist is qualified to serve on our Board due to her experience in the aviation industry, her financial expertise and general business expertise.

Other Directorships:	None

Mitchell I. Gordon

Age:	61
Director Since:	2011
Committees:	Member of our Audit Committee
Principal Occupation:	President, Morpheus Capital Advisors

Experience:

Mr. Gordon has more than 30 years of experience in transportation, finance and general business management. He is currently serving as the chief executive officer of Edition Logistics Management, LLC, a transportation sector investment and management firm, and Edition Capital Partners, LLC, a merchant banking firm. From December 2013 to December 2015, Mr. Gordon was the president, chief financial officer and director of Cambridge Capital Acquisition Corporation, a special purpose acquisition company (the “SPAC”). In 2016, the SPAC merged with and into an Israeli company, Ability Computer & Software Industries, Ltd., which changed its name to Ability Inc. (“Ability”). Mr. Gordon served as an Ability director and audit committee member until 2016. Mr. Gordon also served as president of Morpheus Capital Advisors, a leading merchant banking firm serving middle market companies, from 2003 to 2013. From 1998 to 2000, Mr. Gordon served as chief financial officer, executive vice president and a member of the Office of the President of Interpool (NYSE: IPX), one of the world’s largest lessors of transportation equipment. Prior to joining Interpool, Mr. Gordon founded and was president of Atlas Capital Partners from 2000 to 2003 and was managing director and co-head of Salomon Smith Barney’s transportation investment banking group. Mr. Gordon’s background also includes serving as senior vice president and head of the transportation and automotive investment groups at Furman Selz as well as vice president of investment banking at Needham & Company. Mr. Gordon has served on the boards of Interpool, Indigo Aviation (NSE: INDIGO), Merchants Fleet and Almedica, Inc. He has served on numerous nonprofit boards and is currently the chair of the Hunter College Community Advisory Board. Mr. Gordon holds a B.S.B.A. from Washington University and an M.B.A. from Harvard Business School.

We believe Mr. Gordon is qualified to serve on our Board due to his experience in the transportation industry, his financial expertise and his general business experience.

Other Directorships:	Mr. Gordon currently serves as the Chair of the Hunter College Community Advisory Board.

Dana J. Lockhart

Age:	71
Director Since:	2011
Committees:	Member of our Audit Committee
Principal Occupation:	Chief Executive Officer, DJL Advisors, LLC

Experience:

Mr. Lockhart is an independent contractor offering advisory services in financing and procurement of civil aircraft, capital markets and in- and out-of-court restructuring. Mr. Lockhart joined Lockheed Corporation while in college and in 1979 became a founding executive of Lockheed Finance Corporation. In 1982, he was recruited to develop and manage Fairchild Industries’ new captive subsidiary responsible for sales financing of the company’s regional aircraft. In 1987, Mr. Lockhart joined Airbus Americas as a sales finance negotiator, assuming management of the sales finance team in 1989. Mr. Lockhart was promoted to chief financial officer of Airbus Americas in 2002. During 2008 and 2009, he led the capital markets function of GMT Global Republic Aviation. Since 2009, Mr. Lockhart has provided financial consulting services through his company DJL Advisors, LLC. Mr. Lockhart holds a B.S. in Business Administration from California State University and an M.B.A. from Pepperdine University.

We believe Mr. Lockhart is qualified to serve on our Board due to his experience in our industry with airlines and aircraft manufacturers.

Other Directorships:	None

Spyridon Skiados

Age:	72
Director Since:	2011
Committees:	Nominating and Corporate Governance Committee Chair
Principal Occupation:	President, Leadership Communications, LLC and Training and Meetings-Nine One One

Experience:

Mr. Skiados is currently the president of Leadership Communication & Training, an aviation industry consulting company with a focus on advising boards of directors on proper governance procedures, management and labor relations and strategic planning. Prior to retiring in June 2009, Mr. Skiados served as the executive director of the Air Line Pilots Association (the “ALPA”), the world’s largest pilots’ union. He had previously served as the ALPA’s director of communication and was continuously employed by the ALPA for 40 years. Mr. Skiados is the recipient of the Paul Whalen Education Award for his role in the formation of the Council on Aviation Accreditation (now known as the Aviation Accreditation Board International (“AABI”)) and the Richard W. Taylor Industry Award, which is presented annually to a member of AABI who volunteers time and effort to further the goals of that organization. Mr. Skiados has successfully completed the Wharton Executive Development Program at the Wharton School, University of Pennsylvania, and attended the University of Maryland.

We believe Mr. Skiados is qualified to serve on our Board due to his corporate governance expertise, labor and management expertise and general and airline business experience.

Other Directorships:	None

Brigadier General Harvey W. Schiller, USAF, Ret.

Age:	79
Director Since:	2011
Committees:	Compensation Committee Chair
Principal Occupation:	Chairman and Chief Executive Officer, Global Options Group, and Vice Chairman and President, Sports, Media, and Entertainment Practice of Diversified Search Odgers Berndtson

Experience:

Mr. Schiller has a varied history of experience that includes a decorated military career as a pilot and various leadership positions in business and sports. He currently serves as vice president of Diversified Search. Mr. Schiller previously served as the president of Turner Sports, the Atlanta Thrasher NHL Club, executive director of the U.S. Olympic Committee, commissioner of the Southeastern Conference and chairman of the security company Global Options Group. He has served on the national board of directors for the Boys and Girls Clubs and as director of IDT Corporation, Blinktbi and National Baseball Hall of Fame. Mr. Schiller was appointed as permanent professor at the United States Air Force Academy and the White House Commission on Presidential Scholars. Mr. Schiller is a graduate of The Citadel and earned a PhD in Chemistry from the University of Michigan.

We believe Mr. Schiller is qualified to serve on our Board due to his extensive general business experience.

Other Directorships:	None

Non-Employee Director Compensation

Fees. The following fees were paid to our non-employee directors during the fiscal year ended September 30, 2018. Directors who are our full-time employees receive no additional compensation for serving as directors. Board members are also reimbursed for all expenses associated with attending Board or committee meetings.

The following table sets forth information concerning the compensation earned by or paid to our non-employee directors during the fiscal year ended September 30, 2018:

Annual retainer	$20,000
Quarterly fee	$8,750
Fee for each in-person board meeting	$1,500
Fee for each telephonic board meeting	$750
Compensation Committee Chair retainer	$10,000
Nominating and Corporate Governance Chair retainer	$10,000
Audit Committee Chair retainer	$15,000

Additionally, members of our committees receive $1,500 for each in-person committee meeting and $750 for each telephonic committee meeting.

Equity Awards. Equity awards are made to our non-employee directors on an annual basis. The types and amounts of these awards are set by our Compensation Committee. During the fiscal year ended September 30, 2018, each non-employee director received a combination of restricted common stock and stock appreciation rights (“SARs”) in the aggregate amount of $74,700.

Other benefits. As is common in the airline industry, we provide flight benefits to the members of our Board, whereby each non-employee director and certain family members of directors receive free or reduced-fare travel on flights flown by our major airline partners at no cost to us or the director. We believe that our directors’ use of free air travel is de minimis and we did not maintain any records of non-employee directors’ travel during the fiscal year ended September 30, 2018.

Fiscal 2018 Director Compensation Table

The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended September 30, 2018:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)		Total ($)
Daniel J. Altobello	$131,500	$74,700	(3)	$206,200
Ellen N. Artist	144,250	74,700	(4)	218,945
Mitchell I. Gordon	130,000	74,700	(5)	204,700
Dana J. Lockhart	130,000	74,700	(6)	204,700
G. Grant Lyon	133,000	74,700	(7)	207,700
Giacomo Picco(11)	51,347	74,700	(8)	126,047
Harvey W. Schiller	139,250	74,700	(9)	213,950
Spyridon Skiados	139,250	74,700	(10)	213,200

(1)	Amount includes a one-time cash bonus of $60,000 paid to each non-employee director in January 2018.
(2)

Represents the aggregate grant date fair value of restricted common stock and SARs awarded to each non-employee director during the fiscal year ended September 30, 2018. Immediately following the completion of our IPO in August 2018, each of our non-employee directors were awarded restricted common stock under the Mesa Air Group, Inc. 2018 Equity Incentive Plan (our “2018 Plan”) in exchange for the cancellation of restricted stock units (“RSUs”), restricted common stock and SARs held by each of these individuals.

(3)	As of September 30, 2018, Mr. Altobello held an aggregate of 33,575 unvested restricted stock awards.
(4)	As of September 30, 2018, Ms. Artist held an aggregate of 33,575 unvested restricted stock awards.
(5)	As of September 30, 2018, Mr. Gordon held an aggregate of 33,575 unvested restricted stock awards.
(6)	As of September 30, 2018, Mr. Lockhart held an aggregate of 33,575 unvested restricted stock awards.
(7)	As of September 30, 2018, Mr. Lyon held an aggregate of 33,575 unvested restricted stock awards.
(8)	As of September 30, 2018, Mr. Picco held an aggregate of 14,647 unvested restricted stock awards.
(9)	As of September 30, 2018, Mr. Schiller held an aggregate of 33,575 unvested restricted stock awards.
(10)	As of September 30, 2018, Mr. Skiados held an aggregate of 33,575 unvested restricted stock awards.
(11)	Mr. Picco became a paid Board member in January 2018.

PROPOSAL 2:

APPROVAL OF THE MESA AIR GROUP, INC. 2019 EMPLOYEE STOCK PURCHASE PLAN

On January 28, 2019, our Board adopted the Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan (the “ESPP”). If approved by our shareholders, the ESPP authorizes the issuance of up to 500,000 shares of our common stock (subject to adjustment for certain changes in our capital structure) to eligible employees.

Our Board believes that the ESPP advances our interests and the interests of our shareholders by providing our employees with an opportunity through payroll deductions to purchase shares and is helpful in attracting, retaining and rewarding valued employees. To provide an adequate reserve to permit us to continue offering employees the opportunity to purchase shares, our Board has adopted the ESPP, subject to and effective upon the date of shareholder approval.

Summary of the ESPP

The following is a summary of the material features of the ESPP and does not describe all of the ESPP’s provisions. We encourage you to read the complete text of the ESPP that is included as an appendix to this Proxy Statement.

General

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, but also permits us to include non-United States employees, if any, in offerings not intended to qualify under Section 423. Each participant in the ESPP is granted at the beginning of each offering under the ESPP (an “Offering”) the right to purchase (a “Purchase Right”) through accumulated post-tax payroll deductions up to a number of shares determined on the first day of the Offering. The Purchase Right is automatically exercised on each purchase date during the Offering, unless the participant has withdrawn from participation in the ESPP prior to such date.

Administration

The ESPP is administered by our Compensation Committee or other committee or subcommittee duly appointed by our Board to administer the ESPP. Subject to the provisions of the ESPP, our Compensation Committee determines the terms and conditions of Purchase Rights granted under the ESPP. Our Compensation Committee will interpret the ESPP and the Purchase Rights granted, and all determinations of our Compensation Committee will be final and binding on all persons having an interest in the ESPP or any Purchase Right. We will pay all expenses and liabilities incurred in the administration of the ESPP.

Shares Subject to the ESPP

The ESPP authorizes the sale of an aggregate of up to 500,000 shares, subject to adjustment, which shares shall consist of authorized but unissued or reacquired shares, or any combination thereof. Any shares issued under the ESPP will reduce, on a share-for-share basis, the number of shares available for issuance under the ESPP. If any Purchase Right expires, terminates or is canceled, the shares allocable to the unexercised portion of such Purchase Right will again be available for issuance under the ESPP. To prevent dilution or enlargement of the rights of participants under the ESPP, appropriate and proportionate adjustments to the number of shares subject to the ESPP will be made if any change is made to the outstanding shares by reason of merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or any similar change in our capital structure not involving the receipt of consideration by us.

Offerings

The ESPP operates by offering eligible employees options through a series of successive offering periods beginning on or about each February 16 and August 16 (each, an “Offering Period”). Our Compensation Committee may establish a different term for one or more Offerings, not to exceed 27 months, or different beginning or ending dates for any Offering Period. The last day of each Offering Period shall be a purchase date.

If the fair market value of the shares on any purchase date (other than the last purchase date of an Offering Period) is less than on the first day of the Offering Period, then all participants will be withdrawn from the Offering Period after the exercise of their Purchase Rights on such purchase date and enrolled as participants in a new Offering Period beginning on the next trading day following such purchase date, provided that the participant remains an eligible employee.

Eligibility

An eligible participant in the ESPP in the U.S. includes any of our employees (or any employees of our designated subsidiaries) (a) whose customary employment is more than 20 hours per week and more than five months in a calendar year and (b) who after the granting of a Purchase Right would not be deemed for purposes of Section 423 of the Code to possess five percent or more of the total combined voting power or value of all classes of our stock or the stock of any of our subsidiaries (subject to certain exceptions in accordance with applicable law). If any local laws applicable to any of our non-United States employees require that participation in the ESPP be extended to additional classes of employees or otherwise impose different terms or restrictions on their participation, those requirements may be satisfied through separate Offerings under the ESPP not intended to qualify under Section 423 of the Code, and such separate Offerings will be treated as part of a “Non-423 Plan” component of the ESPP. Employees in certain jurisdictions having unfavorable laws regarding stock purchase plans may be excluded from participating in the ESPP. As of September 30, 2018, approximately 3,408 employees, excluding four executive officers, would have been eligible to participate in the ESPP were it then in effect.

Participation and Purchase of Shares

Participation in an Offering under the ESPP is limited to eligible employees who deliver a properly completed subscription agreement and, with the exception of non-United States employees, if any, for whom local law will not permit such deductions, who authorize payroll deduction contributions under the ESPP prior to the first day of the Offering Period (the “Offering Date”). Payroll deductions may not exceed 15% (or such other rate as our Compensation Committee determines) of an employee’s compensation on any payday during the Offering Period. Our Compensation Committee will specify alternative means for funding Share purchases under the ESPP by non-United States employees, if any, in jurisdictions where local law will not permit payroll deductions. An employee who becomes a participant in the ESPP will automatically participate in each subsequent Offering Period beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the ESPP, becomes ineligible to participate or terminates employment. For purposes of the ESPP, eligible compensation generally includes regular base pay, but does not include (a) bonuses, (b) contributions to and payments from any plan of deferred compensation, (c) premiums paid for group insurance coverages, welfare benefits, care and expense allowances and similar payments, (d) moving expense reimbursements, (e) severance payments or (f) accrued but unused vacation pay.

Subject to any uniform limitations or notice requirements imposed by us, a participant may increase or decrease his or her rate of payroll deductions or withdraw from the ESPP at any time during an

Offering. Upon withdrawal, we will refund without interest the participant’s accumulated payroll deductions not previously applied to the purchase of shares. Once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

Subject to certain limitations, and unless different terms are specified by our Compensation Committee, each participant in an Offering is granted a Purchase Right for a number of whole shares determined by dividing the product of $2,083.33 and the number of months in the Offering Period by the fair market value of a share on the Offering Date, provided that no participant’s Purchase Right may exceed 300 shares multiplied by the number of months in the Offering Period. In any event, no participant may be granted a Purchase Right that would allow the participant to purchase shares under the ESPP or any other employee stock purchase plan of Mesa Air Group or any of our subsidiaries having a fair market value (measured on the first day of the Offering Period in which the shares are purchased) exceeding $25,000 for each calendar year in which the Purchase Right is outstanding at any time. Purchase Rights are nontransferable and may only be exercised by the participant.

On each purchase date, we will issue to each participant in the Offering the number of shares determined by dividing the amount of payroll deductions (or other funds that may have been contributed by certain non-United States participants) accumulated for the participant during the Offering Period by the purchase price, limited in any case by the number of shares subject to the participant’s Purchase Right for that Offering. The price at which shares are sold under the ESPP is established by our Compensation Committee but may not be less than 90% of the fair market value per share on the Offering Date or the purchase date, whichever is less. The fair market value of the shares on any relevant date generally will be the closing price per share as reported on Nasdaq. Any amounts credited to a participant’s plan account not applied to the purchase of shares will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share, in which case the remaining amount may be applied to the next Offering Period, or will be refunded in the event the employee chooses not to participate in the ESPP during such Offering Period.

Change in Control of Mesa Air Group

The ESPP provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the ESPP) becoming the direct or indirect beneficial owner of more than 50% of our voting stock; (b) shareholder approval of a liquidation or dissolution of Mesa Air Group; or (c) the occurrence of any of the following events upon which our shareholders immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of Mesa Air Group, its successor or the entity to which our assets were transferred: (i) a sale or exchange by our shareholders in a single transaction or series of related transactions of more than 50% of our voting stock; (ii) a merger or consolidation in which we are a party; or (iii) the sale, exchange or transfer of all or substantially all of our assets (other than a sale, exchange or transfer to one or more of our subsidiaries). If a Change in Control occurs, then, unless the surviving or acquiring corporation assumes or continues the outstanding Purchase Rights or substitutes equivalent rights for such corporation’s shares, the ESPP participants’ accumulated payroll deductions will be applied to purchase shares on a date in the current Offering Period before the Change in Control, as specified by our Compensation Committee.

Termination or Amendment

Our Compensation Committee may at any time amend, suspend or terminate the ESPP, except that the approval of our shareholders is required within twelve months of the adoption of any amendment that either increases the number of shares authorized for issuance under the ESPP or changes the definition of the corporations whose employees may participate in the ESPP.

Term

The ESPP will continue until terminated by our Compensation Committee.

Market Value

The closing price of a share on December 31, 2018 was $7.71.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences of participation in the ESPP and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the ESPP or purchasing shares under the ESPP. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the purchase date on which the shares are acquired (a “Disqualifying Disposition”), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price. Such income may be subject to withholding of tax. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss.

If the participant disposes of shares at least two years after the Offering Date and at least one year after the purchase date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date). Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant’s death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and the purchase price (determined as if the Purchase Right were exercised on the Offering Date) is recognized as ordinary income in the year of the participant’s death.

If the exercise of a Purchase Right does not constitute an exercise pursuant to an “employee stock purchase plan” under Section 423 of the Code, the exercise of the Purchase Right will be treated as the exercise of a nonstatutory stock option. The participant would therefore recognize ordinary income on the purchase date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the Purchase Right, will be treated as a capital gain or loss, as the case may be.

If the participant disposes of the shares in a Disqualifying Disposition, we would be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, we are allowed no other deduction.

New Plan Benefits and Additional Information

Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of the shares at various future dates, it is not possible to determine the benefits that will be received by employees if the ESPP is approved by our shareholders. None of the 500,000 shares reserved for issuance pursuant to the ESPP have previously been issued. Non-employee directors are not eligible to participate in the ESPP.

Vote Required and our Board’s Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a vote “AGAINST” this proposal. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions will be counted as present for purposes of determining the presence of a quorum.

Our Board recommends a vote “FOR” the approval of the ESPP.

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has re-appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2019 and has further directed that management submit this selection for ratification by our shareholders at our Annual Meeting. Although ratification by shareholders is not required by law, we have determined that it is good practice to request ratification of this selection by our shareholders. In the event that Deloitte & Touche LLP is not ratified by our shareholders, our Audit Committee will review its future appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Deloitte & Touche LLP has audited our financial statements since 2010.

Representatives of Deloitte & Touche LLP are expected to be present during our Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement. Our Board is submitting this selection as a matter of good corporate governance and because we value our shareholders’ views on our independent registered public accounting firm. Neither our Amended and Restated Bylaws nor other governing documents or law require shareholder ratification of the appointment of our independent registered public accounting firm. If our shareholders fail to ratify this selection, our Board will reconsider whether or not to retain Deloitte & Touche LLP. Even if the appointment is ratified, our Board may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Mesa Air Group and its shareholders.

Vote Required

An affirmative vote from holders of a majority in voting power of the shares present at the meeting or represented by proxy and entitled to vote on the proposal will be required to ratify the appointment of Deloitte & Touche LLP.

Principal Accountant Fees and Services

The following table provides the aggregate fees for services provided by Deloitte & Touche LLP for the fiscal years ended September 30, 2018 and 2017:

	Fiscal Year Ended September 30,
	2018	2017
Audit fees(1)	$731,258	$544,092
Audit-related fees(2)	1,047,231	0
Tax Fees(3)	519,832	414,491
Other(4)	2,253	2,448

Total fees	$2,300,574	$971,031

(1)

Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K for the fiscal year ended September 31, 2018, review of the interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and services normally provided in connection with regulatory filings.

(2)

Consists of fees billed for professional services for assurance and related services that are traditionally performed by our independent registered public accounting firm, including due diligence related to mergers and acquisitions, audits of employee benefit plans and special procedures required to meet certain regulatory requirements. Fees for the fiscal years ended September 30, 2018 and 2017 also consisted of professional services rendered in connection with our Registration Statement on Form S-1 related to our IPO completed in August 2018.

(3)	Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance.
(4)	Consists of fees billed for professional services other than the services reported above.

Pre-Approval Policies and Procedures

Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board (the “PCAOB”) regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation, retaining and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit and case-by-case basis before the independent auditor is engaged to provide each service. All of the services provided by Deloitte & Touche LLP for the fiscal years ended September 30, 2018 and 2017 described above were pre-approved by our Audit Committee or our Board. Our Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

Our Board recommends a vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September  30, 2019.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2018 with the management of Mesa Air Group. The Audit Committee has discussed with its independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by PCAOB Auditing Standards No. 1301, “Communications with Audit Committees.” The Audit Committee has also received the written disclosures and the letter from its independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to our Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ending September 30, 2018.

The Audit Committee

Ellen N. Artist (Chair)

Mitchell I. Gordon

Dana J. Lockhart

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Mesa Air Group under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth certain information with respect to the beneficial ownership of our common stock as of December 31, 2018:

•	each of our NEOs;

•	each of our directors;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock.

The percentage of shares beneficially owned listed in the table below is based on 23,902,903 shares of our common stock outstanding as of December 31, 2018. In computing the number of shares beneficially owned and the percentage ownership of each of the beneficial owners listed in the table below, we deemed to be outstanding all shares of restricted common stock that have vested or will vest within 60 days of December 31, 2018, and all warrants exercisable within 60 days of December 31, 2018. In some cases, we believe that foreign ownership may limit the ability of warrant holders to exercise warrants they hold, meaning that such holder may not be required, under relevant rules and regulations, to report beneficial ownership, as the holder would not be entitled to receive the underlying shares of common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated, the persons or entities identified in the table below have sole voting and investment power with respect to all shares shown to be beneficially owned by them, subject to applicable community property laws. The information contained in the table below is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table below does not constitute an admission of beneficial ownership of those shares. Except as otherwise noted below, the address for persons listed in the table below is c/o Mesa Air Group, Inc., 410 North 44th Street, Suite 700, Phoenix, Arizona 85008. The information provided in the table below is based on our records, information filed with the SEC and information provided to us, except where otherwise noted:

	Number of Shares Beneficially Owned	Percentage of Class
Named Executive Officers
Jonathan G. Ornstein(1)	570,509	2.4%
Michael J. Lotz(2)	217,342	*
Brian S. Gillman(3)	77,193	*
Directors
Daniel J. Altobello(4)	32,797	*
Ellen N. Artist(5)	32,797	*
Mitchell I. Gordon(6)	32,797	*
Dana J. Lockhart(7)	32,797	*
G. Grant Lyon(8)	32,797	*
Giacomo Picco(9)	4,883	*
Harvey Schiller(10)	32,797	*
Spyridon Skiados(11)	32,797	*
All executive officers and directors as a group (12 persons)(12)	1,120,513	4.6%
5% Shareholders
American Airlines, Inc.(13)	2,500,000	10.5%
Axar Entities(14)	1,708,928	6.7%
Candlewood Entities(15)	2,250,001	8.8%
Corre Opportunities Entities(16)	2,350,503	9.1%
MSD Credit Opportunity Master Fund LP(17)	1,734,463	6.8%
Penguin Lax Entities(18)	1,611,391	6.7%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)	Includes 43,889 shares of restricted common stock that have vested or will vest within 60 days of December 31, 2018.
(2)	Includes 31,600 shares of restricted common stock that have vested or will vest within 60 days of December 31, 2018.
(3)	Includes 7,314 shares of restricted common stock that have vested or will vest within 60 days of December 31, 2018.
(4)	Includes 15,053 shares of restricted common stock that have vested or will vest within 60 days of December 31, 2018.
(5)	Includes 15,053 shares of restricted common stock that have vested or will vest within 60 days of December 31, 2018.
(6)	Includes 15,053 shares of restricted common stock that have vested or will vest within 60 days of December 31, 2018.
(7)	Includes 15,053 shares of restricted common stock that have vested or will vest within 60 days of December 31, 2018.
(8)	Includes 15,053 shares of restricted common stock that have vested or will vest within 60 days of December 31, 2018.
(9)	Includes 4,883 shares of restricted common stock that have vested or will vest within 60 days of December 31, 2018.
(10)	Includes 15,053 shares of restricted common stock that have vested or will vest within 60 days of December 31, 2018.
(11)	Includes 15,053 shares of restricted common stock that have vested or will vest within 60 days of December 31, 2018.
(12)	Includes 9,483 shares of restricted common stock held by Michael Ferverda that have vested or will vest within 60 days of December 31, 2018.
(13)	The address for American Airlines, Inc. is 4333 Amon Carter Blvd., Fort Worth, TX 76155.

(14)

Star V Partners LLC holds warrants to purchase 170,893 shares of our common stock, and Axar Master Fund, Ltd. holds warrants to purchase 1,538,035 shares of our common stock, in each case exercisable within 60 days of December 31, 2018, subject to applicable securities laws and ownership and transfer restrictions in our Second Amended and Restated Articles of Incorporation. Axar Capital Management, LP serves as investment advisor to Axar Master Fund, Ltd. and Star V Partners LLC. Axar GP, LLC is the sole general partner of Axar Capital Management, LP. Andrew Axelrod is the sole member of Axar GP, LLC and is the managing partner, portfolio manager and majority control person of Axar Capital Management, LP. As such, Andrew Axelrod may be deemed to be the beneficial owner of and have voting and dispositive power with respect to the warrants held by Axar Master Fund, Ltd. and Star V Partners LLC. The address for Axar Master Fund, Ltd. and Star V Partners LLC is 1330 Avenue of the Americas, 6th Floor, New York, NY 10019.

(15)

Reflects warrants to purchase 650,000 shares of our common stock, held collectively by each of Flagler Master Fund SPC Ltd. (the “Flagler Master Fund”), acting for and on behalf of the class B segregated portfolio (“Flagler B”) and Candlewood Special Situations Master Fund II, L.P. (“Candlewood Special Situations,” and together with Flagler B, the “Candlewood Funds”). The Candlewood Funds hold 500,001 shares of our common stock in the aggregate and warrants to purchase 1,750,000 shares of our common stock, which are exercisable within 60 days of December 31, 2018, subject to applicable securities laws and ownership and transfer restrictions in our Second Amended and Restated Articles of Incorporation. Candlewood Special Situations General, LLC (the “Candlewood GP”) is the sole general partner of Candlewood Special Situations, and the Candlewood GP is the holder of the Class I Shares of the Flagler Master Fund. Candlewood Investment Group, LP (“CIG”) serves as the investment manager to the Candlewood Funds. Candlewood Investment Group General, LLC is the sole general partner of CIG. Mr. Michael Lau is the CEO of and a managing partner of CIG. Mr. David Koenig and Mr. Jonathan Weiss are also managing partners of CIG. The mailing address for CIG and each of the Candlewood Funds is 555 Theodore Fremd Avenue, Suite C-303, Rye, NY 10580.

(16)

Corre Opportunities Qualified Master Fund, LP (“Corre Qualified Fund”) holds warrants to purchase 1,238,615 shares of our common stock, which are exercisable within 60 days of December 31, 2018, subject to applicable securities laws and ownership and transfer restrictions in our Second Amended and Restated Articles of Incorporation. Corre Opportunities II Master Fund, LP (“Corre Master Fund”) holds warrants to purchase 715,393 shares of our common stock, which are exercisable within 60 days of December 31, 2018, subject to applicable securities laws and ownership and transfer restrictions in our Second Amended and Restated Articles of Incorporation. Corre Opportunities Fund, LP (“Corre Opportunities Fund” holds 396,495 shares of our common stock. Each of Corre Qualified Fund, Corre Master Fund and Corre Opportunities Fund (collectively, the “Corre Funds”) has the authority to dispose of and vote the shares of our common stock and warrants, as applicable, owned by such fund, which power may be exercised by the general partner of each of the Corre Funds, Corre Partners Advisors, LLC (the “Corre General Partner”) and by Corre Partners Management, LLC (the “Corre Investment Advisor”), an affiliate of the Corre General Partner, which is the investment advisor to the Corre Funds. John Barrett and Eric Soderland (collectively, the “Corre Managing Members”) are each managing members of the Corre General Partner and the Corre Investment Advisor, and each has shared authority to dispose of and vote the shares of our common stock and warrants, as applicable, held by the Corre Funds. Each of the Corre General Partner, the Corre Investment Advisor and the Corre Managing Members may be deemed to beneficially own the shares of our common stock and warrants held by the Corre Funds but disclaim ownership for any other purpose.

(17)

MSD Credit Opportunity Master Fund, L.P. holds warrants to purchase 1,734,463 shares of our common stock which are exercisable within 60 days of December 31, 2018, subject to applicable securities laws and ownership and transfer restrictions in our Second Amended and Restated Articles of Incorporation. The address for MSD Credit Opportunity Master Fund, L.P. is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(18)

Reflects 1,550,948 shares held directly by Penguin Lax, Inc. (“Penguin”). Marblegate Asset Management, LLC (“Marblegate”) has exclusive voting and investment power over the shares held by Penguin and therefore may be deemed to beneficially own such shares. Andrew Milgram and Paul Arrouet, as managing partners of Marblegate, may be deemed to exercise voting and investment power over the shares directly owned by Penguin and therefore may be deemed to beneficially own such shares. Each of Marblegate, Mr. Milgram and Mr. Arrouet disclaim beneficial ownership of the shares directly owned by Penguin. Marblegate is also the investment adviser of P Marblegate Ltd., which directly holds a warrant to purchase 60,443 shares of common stock, which is exercisable within 60 days of December 31, 2018, subject to applicable securities laws and ownership and transfer restrictions in our Second Amended and Restated Articles of Incorporation. Marblegate has exclusive voting and investment power over the warrants held by P Marblegate Ltd., and therefore may be deemed to beneficially own such warrants and the underlying shares. Andrew Milgram and Paul Arrouet, as managing partners of Marblegate, may be deemed to exercise voting and investment power over the warrants directly owned by P Marblegate Ltd. and therefore may be deemed to beneficially own such warrants and the underlying shares. Each of Marblegate, Mr. Milgram and Mr. Arrouet disclaim beneficial ownership of such warrants and the underlying shares of common stock. The address for Penguin and Marblegate is 80 Field Point Road, Suite 101, Greenwich, CT 06830.

Executive Officers

In addition to Mr. Ornstein, the table below sets forth biographical information for each of our executive officers not discussed above, as of the date of this Proxy Statement:

Name	Age	Position
Michael J. Lotz	58	President and Chief Financial Officer
Brian S. Gillman	49	Executive Vice President, General Counsel and Secretary
Michael L. Ferverda	74	Chief Operating Officer

Michael J. Lotz. Mr. Lotz serves as our President and Chief Financial Officer, and has been with us since 1998, serving as President since 2000. In 1999, Mr. Lotz was named our Chief Operating Officer and served as our Chief Financial Officer during that time, after joining us in 1998 as a consultant. From 1995 to 1998, Mr. Lotz worked with Mr. Ornstein, first at Continental Express as senior director of purchasing, later as vice president of airport operations, and then at Virgin Express S.A./N.V.in Brussels as chief operating officer, where the two eventually took the company public. From 1987 to 1995, Mr. Lotz served in various roles at Continental Airlines, ultimately serving as senior director of contract services and airport administration. Mr. Lotz received a B.B.A in Financial Accounting from Iona College.

Brian S. Gillman. Mr. Gillman has served as our Executive Vice President, General Counsel and Secretary since 2013. From February 2011 to September 2013, Mr. Gillman served as executive vice president and general counsel at Global Aviation Holdings Inc. From 2001 to February 2011, Mr. Gillman served as our Executive Vice President and General Counsel. From 1996 to 2001, Mr. Gillman was vice president, general counsel and secretary at Vanguard Airlines, Inc. in Kansas City, Missouri. From 1994 to 1996, Mr. Gillman practiced corporate and securities law at Stinson, Mag & Fizzell, P.C. (now known as Stinson Leonard Street LLP) in Kansas City, Missouri. Mr. Gillman received his J.D. and B.B.A. in Accounting from the University of Iowa.

Michael L. Ferverda. Mr. Ferverda serves as our Chief Operating Officer, and has served in a wide range of capacities across our senior management team. From 2007 to 2009, Mr. Ferverda served as chief operating officer, director of operations and chief pilot of Kunpeng Airlines, which was, at the time, our joint venture with Shenzhen Airlines, in China. Mr. Ferverda previously served as president of Freedom Airlines in 2002 and senior vice president of west coast operations in February 2003. From 1973 to 1989, after serving as an aviator in the United States Navy, Mr. Ferverda was a pilot for Eastern Airlines. Mr. Ferverda received a B.A. in Political Science from Indiana University.

Executive Compensation

Our NEOs, consisting of our principal executive officer and our next two most highly compensated executive officers as of September 30, 2018, were:

•	Jonathan G. Ornstein, Chairman and Chief Executive Officer;

•	Michael J. Lotz, President and Chief Financial Officer; and

•	Brian S. Gillman, Executive Vice President, General Counsel and Secretary.

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee, often attends Compensation Committee meetings and is involved in the determination of compensation for our executive officers, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer, and from time to time as necessary, in consultation with our Chief Financial Officer, makes recommendations to our Compensation Committee regarding short-term and long-term compensation for all of our executive officers (other than himself) based on our results, as well as an individual executive officer’s contribution toward these results and their performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data and makes decisions as to the total compensation for each executive officer, as well as each individual compensation component.

Our Compensation Committee is authorized, in its sole discretion, to retain the services of one or more compensation consultants, outside legal counsel and such other advisors as necessary to assist with the execution of its duties and responsibilities. Although our Compensation Committee has not retained a compensation consultant to date, it may do so in the future.

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by or paid to our NEOs during our fiscal 2018 and 2017:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Jonathan G. Ornstein	2018 2017	600,000 600,000	— —	907,748(2) 588,159	— —	750,000 750,000	4,134 4,134	2,261,882 1,942,293
Chairman and Chief Executive Officer

Michael J. Lotz	2018 2017	533,333 533,333	— —	718,840(3) 465,816	— —	587,963 587,963	21,960 21,960	1,143,256 1,608,802
President and Chief Financial Officer

Brian S. Gillman	2018 2017	275,000 275,000	— —	141,851(4) 91,897	— —	200,000 200,000	1,895 1,895	476,895 568,792
Executive Vice President, General Counsel and Secretary

(1)

Includes the dollar amount of the aggregate grant date fair value of RSUs and restricted common stock granted to Messrs. Ornstein, Lotz and Gillman during the fiscal years ended September 30, 2018 and 2017 pursuant to the terms of their respective employment agreements. See

“Employment and Separation Agreements with Named Executive Officers” for a summary of the employment agreements with our NEOs. Immediately following the completion of our IPO in August 2018, each of our NEOs was awarded restricted common stock under our 2018 Plan in exchange for the cancellation of RSUs, restricted common stock and SARs held by each of these individuals under the Mesa Air Group, Inc. Restricted Phantom Stock Units Plan (our “RSU Plan”), the Mesa Air Group, Inc. Amended and Restated Stock Appreciation Rights Plan (our “SAR Plan”) and the Mesa Air Group, Inc. 2017 Stock Plan (our “2017 Plan”). The replacement awards made to our NEOs under our 2018 Plan remain subject to vesting on the same terms set forth in the prior vesting schedules. The amounts in this column were calculated based on the aggregate grant date fair value of each award, determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, rather than an amount paid to or realized by our NEOs. Assumptions used to determine the grant date fair value are set forth in Note 12 to the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018.

(2)

Mr. Ornstein received two equity awards during the fiscal year ended September 30, 2018. On October 17, 2017, Mr. Ornstein was granted 68,710 RSUs under our RSU Plan related to his service during the fiscal year ended September 30, 2017. On June 1, 2018, Mr. Ornstein was granted 75,405 shares of restricted common stock under our 2017 Plan related to his service during the fiscal year ended September 30, 2018.

(3)

Mr. Lotz received two equity awards during the fiscal year ended September 30, 2018. On October 17, 2017, Mr. Lotz was granted 54,420 RSUs under our RSU Plan related to his service during the fiscal year ended September 30, 2017. On June 1, 2018, Mr. Lotz was granted 59,720 shares of restricted common stock under our 2017 Plan related to his service during the fiscal year ended September 30, 2018.

(4)

Mr. Gillman received two equity awards during the fiscal year ended September 30, 2018. On October 17, 2017, Mr. Gillman was granted 10,738 RSUs under our RSU Plan related to his service during the fiscal year ended September 30, 2017. On June 1, 2018, Mr. Gillman was granted 11,793 shares of restricted common stock under our 2017 Plan related to his service during the fiscal year ended September 30, 2018.

(5)	Amounts reported include incentive bonuses earned by each of our NEOs during the fiscal year ended September 30, 2018 pursuant to the terms of their respective employment agreements.
(6)

Mr. Lotz was paid non-cash fringe benefits in the amount of $21,690 during the fiscal year ended September 30, 2017 and the fiscal year ended September 30, 2018, consisting of our portion of the premiums on a term life insurance policy and a disability insurance policy maintained for Mr. Lotz pursuant to the terms of his employment agreement. Amounts reported for Messrs. Ornstein and Gillman include disability and life insurance premiums paid by us on their behalf.

Employment and Separation Agreements with Named Executive Officers

Jonathan G. Ornstein

We entered into an employment agreement with Mr. Ornstein on February 23, 2011, effective as of March 1, 2011, to serve as the Chairman of our Board and as our Chief Executive Officer, which agreement was amended first effective as of January 22, 2014, again effective as of June 1, 2016, and again on July 26, 2018, to consolidate the prior amendments. Under Mr. Ornstein’s employment agreement, as amended and restated, we may terminate Mr. Ornstein’s employment at any time with prior written notice at least one year before the intended termination date. Mr. Ornstein’s employment agreement entitles him to a base salary and an opportunity to earn a cash incentive bonus, paid on a quarterly basis based upon achievement of certain benchmarks mutually agreed upon by our Board and Mr. Ornstein. Mr. Ornstein is also entitled to receive an annual equity award pursuant to the terms of our then-existing equity incentive plan, as determined by our Board or our Compensation Committee, in its sole discretion, provided that such award shall have a grant date value of not less than $800,000 for the fiscal year ended September 30, 2016 and any fiscal year thereafter during the term of the agreement. Mr. Ornstein’s employment agreement entitles him to participate in all employee benefit plans and arrangements available to our executive officers, including flight benefits. It also contains certain confidential information covenants prohibiting Mr. Ornstein from using or disclosing any of our confidential information, other than as required in the performance of his duties as our Chairman and Chief Executive Officer, during the term of his employment and for two years thereafter.

Mr. Ornstein’s employment agreement also provides him with severance in the event his employment is terminated without Cause (as defined below) by us (or, in certain circumstances, by our successor-in-interest) or if he resigns for Good Reason (as defined below). If Mr. Ornstein’s employment is terminated by us without Cause or he resigns for Good Reason he is entitled to payment equal to two times the sum of his base salary, plus an amount equal to the greater of (i) his target annual performance bonus or (ii) half the bonuses (incentive or otherwise) earned by Mr. Ornstein with respect to the two fiscal years immediately preceding his termination. If Mr. Ornstein is terminated by us or our successor-in-interest without Cause or he resigns for Good Reason within 12 months following a Change of Control (as defined below), he is entitled to payment equal to three times the sum of his base salary, plus the greater of (i) his target performance bonus for the fiscal year in which the termination occurs or (ii) the highest amount of the bonuses (incentive or otherwise) paid to Mr. Ornstein with respect to the three fiscal years immediately preceding the year in which his termination occurs. Upon Mr. Ornstein’s termination without Cause or resignation for Good Reason, he is also entitled to the payment of continued health, dental and vision insurance premiums for himself and any covered dependents for 24 months following termination, and he is entitled to immediate vesting of any unvested equity awards.

For purposes of Mr. Ornstein’s employment agreement, “Cause” means (i) Mr. Ornstein’s willful misconduct, including, but not limited to, misappropriation of trade secrets, fraud or embezzlement; (ii) Mr. Ornstein’s commission of a felony offense or any crime involving dishonesty or physical harm to any person; (iii) Mr. Ornstein’s material breach of his employment agreement that, if curable, is not cured within 30 days following written notice from us; or (iv) Mr. Ornstein’s willful refusal to follow a lawful directive of us, which refusal is not cured within 30 days following written notice from us. “Change of Control” means that (i) any person acquires more than 50% of the voting power of our then-outstanding securities; (ii) a majority of the members of our Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of our Board before the date of appointment or election; (iii) a tender offer or exchange offer is made where the intent of such offer is to take over control of Mesa Air Group, and such offer is consummated for the securities representing more than 50% of the combined voting power of our then-outstanding voting securities over a twelve-month period; or (iv) a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of our assets. Finally, “Good Reason” means any of the following, if not cured within 20 days of our receipt of a notice of termination by Mr. Ornstein: (i) any change by us in Mr. Ornstein’s title, or any significant diminishment in Mr. Ornstein’s function, duties or responsibilities from those associated with his functions, duties or responsibilities as of January 1, 2011; (ii) any material breach of the employment agreement or any other agreement between us and Mr. Ornstein which remains uncured for a period of 10 days after Mr. Ornstein gives us notice of such breach; (iii) except with Mr. Ornstein’s prior written consent, relocation of Mr. Ornstein’s principal place of employment to a location greater than 50 miles from Phoenix, Arizona, or requiring Mr. Ornstein to provide his services outside of Maricopa County, Arizona, for more than 50% of his working days during any consecutive six-month period; or (iv) any reduction of Mr. Ornstein’s base salary, bonus opportunity or benefits, other than under circumstances in which we have imposed cuts in salary of other officers on an across-the-board basis (in which case the cuts to Mr. Ornstein’s compensation must not be in a greater percentage than the reduction imposed on any other officer).

Michael J. Lotz

We entered into an employment agreement with Mr. Lotz on February 23, 2011, effective as of March 1, 2011, to serve as our President and Chief Financial Officer, which agreement was amended first effective as of January 22, 2014, again effective as of June 1, 2016, and again on July 26, 2018, to consolidate the prior amendments. Under Mr. Lotz’s employment agreement, as amended and restated, we may terminate Mr. Lotz’s employment at any time with prior written notice at least one year before the intended termination date. Mr. Lotz’s employment agreement entitles him to a base salary and an opportunity to earn a cash incentive bonus paid on a quarterly basis based upon achievement of certain benchmarks mutually agreed upon by our Board and Mr. Lotz. Mr. Lotz is also entitled to receive an annual equity award pursuant to the terms of our then-existing equity incentive plan, as determined by our Board or our Compensation Committee, in its sole discretion, provided that such award shall have a grant date value of not less than $633,600 for any fiscal year following the fiscal year ended September 30, 2016. Mr. Lotz’s employment agreement entitles him to participate in all employee benefit plans and arrangements available to our executive officers, including the flight benefits discussed above. It also contains certain confidential information covenants prohibiting Mr. Lotz from using or disclosing any of our confidential information, other than as required in the performance of his duties as our President and Chief Financial Officer, during the term of his employment and for two years thereafter.

Mr. Lotz’s employment agreement also provides him with severance in the event his employment is terminated without Cause (as defined below) by us (or, in certain circumstances, by our successor-in-interest) or if he resigns for Good Reason (as defined below). If Mr. Lotz’s employment is terminated by us without Cause or if he resigns with Good Reason, he is entitled to payment equal to two times the sum of his base salary, plus the greater of (i) his target annual performance bonus or (ii) half the sum of the bonuses (incentive or otherwise) earned by Mr. Lotz with respect to the two fiscal years immediately preceding the year in which his resignation occurs. If Mr. Lotz is terminated by us or our successor-in-interest without Cause or he resigns for Good Reason within 12 months following a Change of Control (as defined below), Mr. Lotz is entitled to payment equal to three times the sum of his base salary, plus the greater of (i) his target performance bonus for the fiscal year in which the termination occurs or (ii) the highest amount of the bonuses (incentive or otherwise) paid to Mr. Lotz with respect to the three fiscal years immediately preceding the year in which his termination occurs. Upon Mr. Lotz’s termination without Cause or resignation for Good Reason, he is also entitled to the payment of continued health, dental and vision insurance premiums for himself and any covered dependents for 24 months following termination, and he is entitled to immediate vesting of any unvested equity awards.

For purposes of Mr. Lotz’s employment agreement, “Cause,” “Change of Control” and “Good Reason” have identical meanings to those contained in Mr. Ornstein’s employment agreement, as set forth above.

Brian S. Gillman

We entered into an employment agreement with Mr. Gillman on April 23, 2014, effective as of September 3, 2013, to serve as our Executive Vice President, General Counsel and Secretary, which agreement was amended effective as of June 1, 2016, and again on July 26, 2018, to consolidate the prior amendments. Under Mr. Gillman’s employment agreement, as amended and restated, we may terminate Mr. Gillman’s employment at any time with prior written notice at least one year before the intended termination date. Mr. Gillman’s employment agreement entitles him to a base salary and an opportunity to earn a cash incentive bonus paid on a quarterly basis based upon achievement of certain benchmarks identical to those in Mr. Lotz’s and Mr. Ornstein’s employment agreements. Mr. Gillman is also entitled to receive an annual equity award pursuant to the terms of our then-existing equity incentive plan, as determined by our Board or our Compensation Committee, in its sole discretion, provided that such award shall have a grant date value of not less than $125,000 for any fiscal year following the fiscal year ended September 30, 2016. Mr. Gillman’s employment agreement entitles him to participate in all employee benefit plans and arrangements available to our executive officers, including the flight benefits discussed above. It also contains certain confidential information covenants prohibiting Mr. Gillman from using or disclosing any of our confidential information, other than as required in the performance of his duties as our Executive Vice President, General Counsel and Secretary, during the term of his employment and for two years thereafter.

Mr. Gillman’s employment agreement also provides him with severance in the event his employment is terminated without Cause (as defined below) by us (or, in certain circumstances, by our successor-in-interest) or if he resigns for Good Reason (as defined below). If Mr. Gillman is terminated without Cause or if he resigns with Good Reason, he is entitled to payment equal to two times the sum of his base salary, plus an amount equal to the greater of (i) his target annual performance bonus or (ii) half the sum of the bonuses (incentive or otherwise) earned by Mr. Gillman with respect to the two fiscal years immediately preceding the year in which his termination occurs. If Mr. Gillman is terminated by us or our successor-in-interest without Cause or he resigns with Good Reason within 12 months following a Change of Control (as defined below), he is entitled to payment equal to three times the sum of his base salary, plus the greater of (i) his maximum target performance bonus for the fiscal year in which the termination occurs or (ii) the amount of all bonuses (incentive or otherwise) paid to Mr. Gillman with respect to the three fiscal years immediately preceding the year in which his termination occurs. Upon Mr. Gillman’s termination without Cause or resignation for Good Reason, he is also entitled to the payment of continued health, dental and vision insurance premiums for himself and any covered dependents for 24 months following termination, and he is entitled to immediate vesting of any unvested equity awards.

For purposes of Mr. Gillman’s employment agreement, “Cause,” “Change of Control” and “Good Reason” have identical meanings to those contained in Mr. Ornstein’s employment agreement, as set forth above.

Outstanding Equity Awards as of September 30, 2018

The following table presents information regarding all outstanding equity awards held by our NEOs as of September 30, 2018. Some values in the table have not been, and may never be, realized. The restricted common stock awards are subject to forfeiture, and their value, if any, will depend on the price and the date on which each NEO set forth below sells those shares once the restriction is removed.

	Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares that have not vested (#)(1)		Market or payout value of unearned shares, units or other rights that have not vested ($)(5)
Jonathan G. Ornstein	8/10/2018	—	—	—	—	407,654	(2)	5,650,084.44
Michael J. Lotz	8/10/2018	—	—	—	—	313,303	(3)	4,342,379.58
Brian S. Gillman	8/10/2018	—	—	—	—	67,437	(4)	1,281,176.82

(1)

The figures in this column represent restricted common stock awards granted to each of our NEOs on August 10, 2018 under our 2018 Plan. These grants were made immediately following the effectiveness of our IPO and were issued in exchange for the cancellation of RSUs, restricted common stock and SARs held by each of these individuals.

(2)

The restricted common stock awards granted to Mr. Ornstein vest as follows: 43,889 shares on January 21, 2019; 155,106 shares on June 1, 2019; 37,500 shares on July 21, 2019; 97,133 shares on June 1, 2020; 37,500 shares on July 21, 2020; and 36,526 shares on June 1, 2021.

(3)

The restricted common stock awards granted to Mr. Lotz vest as follows: 31,600 shares on January 21, 2019; 122,845 shares on June 1, 2019; 27,000 shares on July 21, 2019; 76,930 shares on June 1, 2020; 27,000 shares on July 21, 2020; and 28,928 shares on June 1, 2021.

(4)

The restricted common stock awards granted to Mr. Gillman vest as follows: 7,314 shares on January 21, 2019; 24,237 shares on June 1, 2019; 7,500 shares on July 21, 2019; 15,179 shares on June 1, 2020; 7,500 shares on July 21, 2020; and 5,707 shares on June 1, 2021.

(5)	Market value amounts represent the product of the closing price of our common stock on September 28, 2018 of $13.86 multiplied by the number of unvested shares.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans as of September 30, 2018. All outstanding awards relate to our common stock.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(2)(3)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	2,249,147	—	250,853	(4)
Equity compensation plans not approved by security holders	—	—	—

Total	2,249,147	—	250,853	(4)

(1)

In connection with our IPO in August 2018, our Board adopted, and our shareholders approved, our 2018 Plan. A total of 2,500,000 shares of our common stock was initially authorized and reserved for issuance under the 2018 Plan. This reserve will automatically increase on January 1, 2020, and each subsequent anniversary through 2028, by an amount equal to the smaller of (a) 1% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or (b) an amount determined by our Board. Following the adoption of our 2018 Plan, no additional awards have been or will be issued under the Mesa Air Group, Inc. 2011 Stock Incentive Plan (our “2011 Plan”), our 2017 Plan, our RSU Plan or our SAR Plan, and there are no awards outstanding under any of the foregoing plans.

(2)

On August 8, 2018, we filed our Second Amended and Restated Articles of Incorporation, which, among other things: (i) effected a 2.5-for-1 stock split of our common stock; and (ii) increased the authorized number of shares of our common and preferred stock to 125,000,000 and 5,000,000, respectively. All references to share and per share amounts have been revised to reflect the stock split and increase in authorized shares. Our Board has the authority to adjust the number of shares authorized for issuance under our 2018 Plan as a result of the 2.5-for-1 stock split.

(3)

Includes 2,249,147 shares of restricted common stock issued to certain of our employees and directors under our 2018 Plan in exchange for the cancellation of their previously-issued RSUs, restricted common stock and SARs.

(4)	The number of securities remaining available for future issuance in column (c) consists of 250,853 shares of common stock authorized and available for issuance under our 2018 Plan.

Transactions With Related Persons in 2018

Related Party Transaction Policy

Our Board has a written policy and procedures for review and approval of transactions involving the Company and “related persons” (which includes our directors and executive officers or their immediate family members, or shareholders and their immediate family members owning 5% or more of our common stock). The policy applies to any transaction in which the Company is a participant and any related person has a direct or indirect material interest, excluding transactions: (a) involving payment or reimbursement of expenses of the related person incurred in the ordinary course of the related person’s service as a director or officer of the Company; (b) where the financial or compensatory arrangements are approved or ratified by our Board; (c) where the related person’s interest arises (i) only from such person’s position as a director of a corporation or organization which is a party to the transaction; (ii) only from such person’s direct or indirect ownership of less than a 10% equity interest in another person (other than a partnership, limited liability company, trust or similar entity) that is a party to the transaction; or (iii) from both such position and such ownership; (d) where the related person’s interest arises only from the ownership of a class of equity securities of the Company and all holders of that class receive the same benefits on a pro rata basis; and (e) where an immediate family member’s interest arises from his or her status as an employee of a firm, corporation or other entity for which he or she is not also an officer, director, general partner, or principal.

Our Audit Committee reviews and approves in advance all related person transactions. In determining whether to approve a related person transaction, our Audit Committee looks to whether the related person transaction is on terms and conditions no less favorable to the Company than may reasonably be expected in arm’s-length transactions with unrelated parties. Our Audit Committee will also consider such other factors as it may determine in circumstances of a particular transaction.

Our Audit Committee is responsible for reviewing the material facts of all related person transactions, subject to the exceptions described above. Our Audit Committee will either approve or disapprove the entry into the related person transaction. If advance approval is not feasible, the transaction will be considered and, if our Audit Committee determines it to be appropriate, ratified at our Audit Committee’s next regularly scheduled meeting. In determining whether to approve or ratify a transaction with a related person, our Audit Committee will take into account, among other factors that it determines to be appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Information relating to our transactions with related persons is set forth immediately below.

Transactions With Related Persons in 2018

The following is a summary, since the beginning of our the fiscal year ended September 30, 2018, of the transactions to which we have been a participant in which the amount involved, exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

American Capacity Purchase Agreement

As of September 30, 2018, we operated 64 CRJ-900 aircraft for American under our capacity purchase agreement with American (our “American Capacity Purchase Agreement”). In exchange for providing flight services under our American Capacity Purchase Agreement, we receive a fixed monthly minimum amount per aircraft under contract plus certain additional amounts based upon the number of flights and block hours flown during each month. In addition, we may also receive incentives or incur penalties based upon our operational performance, including controllable on-time departures and controllable completion percentages. American also reimburses us for certain costs on an actual basis, including passenger liability and hull insurance and aircraft property taxes, all as set forth in our American Capacity Purchase Agreement. Other expenses, including fuel and certain landing fees, are directly paid to suppliers by American. In addition, American also provides, at no cost to us, certain ground handling and customer service functions, as well as airport-related facilities and gates at American hubs and cities where we operate. As of December 31, 2018, American held approximately 10.5% of our outstanding common stock, which interest American received in exchange for its claims in our bankruptcy proceeding. During our fiscal 2018, we recognized approximately $359.4 million of revenue under our American Capacity Purchase Agreement.

Indemnification Agreements

Our Second Amended and Restated Articles of Incorporation compel indemnification of our directors and officers and permit indemnification of our employees and other agents, in each case to the maximum extent permitted by Nevada law, and our Amended and Restated Bylaws provide for indemnification of our directors, officers, employees and other agents to the maximum extent permitted by Nevada law. In addition, we have entered into indemnification agreements with our directors and NEOs containing provisions which are in some respects broader than the specific indemnification provisions contained in Nevada law. The indemnification agreements may require us, among other things, to indemnify our directors and officers against certain liabilities that may arise by reason of their status or service as directors and officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Termination of Shareholders’ Agreements

In January 2019, we agreed to terminate various shareholders’ agreements with our 5% shareholders, including American Airlines, Inc., Penguin Lax, Inc. and P Marblegate Ltd., that contained voting covenants and irrevocable proxies in favor of our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) under the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended September 30, 2018, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that (1) due to an inadvertent mistake, Mr. Skiados filed a late report on Form 4 related to the acquisition of restricted common stock awards under our 2018 Plan in August 2018 in exchange for the cancellation of all outstanding equity grants awarded to him, and (2) American Airlines, Inc. failed to timely file a Form 3 to report its initial statement of beneficial ownership of 2,500,000 shares of our common stock.

Other Matters

As of the date of this Proxy Statement, our Board knows of no other business that will be conducted at our Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy on such matters in accordance with their best judgment.

We have filed our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Shareholders can also access this Proxy Statement and our Annual Report on Form 10-K in the “Financial Information – SEC Filings” section of our investor relations website (http://investor.mesa-air.com). We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our Executive Vice President, General Counsel and Secretary at 410 North 44th Street, Suite 700, Phoenix, Arizona 85008.

By Order of the Board of Directors,

Jonathan G. Ornstein

Chairman, Chief Executive Officer and Director

Phoenix, Arizona

February 25, 2019

Appendix A

MESA AIR GROUP, INC.

2019 EMPLOYEE STOCK PURCHASE PLAN

A-i

A-ii

Mesa Air Group, Inc.

2019 Employee Stock Purchase Plan

1.    ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1    Establishment. The Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan is hereby established effective as of April 9, 2019, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2    Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Plan is comprised of the Section 423 Plan and the Non-423 Plan. The Company intends that the Section 423 Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Section 423 Plan shall be so construed. The Non-423 Plan, which is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, is intended to provide Eligible Employees employed by Participating Companies outside the United States with an opportunity to purchase shares of Stock pursuant to the terms and conditions of the Plan but not necessarily in compliance with the requirements of Section 423 of the Code.

1.3    Term of Plan. The Plan shall continue in effect until its termination by the Committee.

2.    DEFINITIONS AND CONSTRUCTION.

2.1    Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)    “Board” means the Board of Directors of the Company.

(b)    “Change in Control” means the occurrence of any one or a combination of the following:

(i)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)    an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the

Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(l)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)    a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(b) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(b) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(c)    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(d)    “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(e)    “Company” means Mesa Air Group, Inc., a Nevada corporation, or any successor corporation thereto.

(f)    “Compensation” means, with respect to any Offering Period, regular base wages or salary, overtime payments, shift premiums and payments for paid time off, calculated before deduction of (i) any income or employment tax withholdings or (ii) any amounts deferred pursuant to Section 401(k) or Section 125 of the Code. Compensation shall be limited to such amounts actually payable in cash or deferred during the Offering Period. Compensation shall not include (i) sign-on bonuses, annual or other incentive bonuses, commissions, profit-sharing distributions or other incentive-type payments, (ii) any contributions made by a Participating Company on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than amounts deferred pursuant to Section 401(k) or Section 125 of the Code), (iii) payments in lieu of notice, payments pursuant to a severance agreement, termination pay, moving allowances, relocation payments, or (iv) any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase, stock option or other stock-based compensation plan, or any other compensation not expressly included by this Section.

(a)     “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(b)    “Employee” means a person treated as an employee of a Participating Company, and, with respect to the Section 423 Plan, a person who is an employee for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Section 423 Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. For purposes of the Section 423 Plan, if an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The foregoing rules regarding leaves of absence shall apply equally for purposes of the Non-423 Plan, except as otherwise required by applicable Local Law.

(c)    “Fair Market Value” means, as of any date:

(i)    If, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Committee, in its discretion.

(ii)    If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined in good faith by the Committee.

(d)    “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(e)    “Local Law” means the applicable laws of the non-United States jurisdiction governing the participation in the Plan of an Eligible Employee.

(f)    “Non-423 Plan” means that component of the Plan which is not intended to be an “employee stock purchase plan” under Section 423 of the Code and need not necessarily comply with the requirements of Section 423 of the Code.

(g)    “Non-United States Offering” means either (i) an Offering under the Section 423 Plan covering Eligible Employees employed by a Participating Company outside the United States, provided that the terms of such Offering comply with the requirements of Section 423 of the Code, including such variations in terms of Purchase Rights as permitted by Section 3.4; or (ii) an Offering under the Non-423 Plan covering Eligible Employees of one or more Participating Companies outside the United States, the terms of which need not comply with the requirements of Section 423 of the Code.

(h)    “Offering” means an offering of Stock pursuant to the Plan, as provided in Section 6.

(i)    “Offering Date” means, for any Offering Period, the first day of such Offering Period.

(j)    “Offering Period” means a period, established by the Committee in accordance with Section 6.1, during which an Offering is outstanding.

(k)    “Officer” means any person designated by the Board as an officer of the Company.

(l)    “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(m)    “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(n)    “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(o)    “Participating Company” means the Company and any Parent Corporation or Subsidiary Corporation designated by the Committee as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Committee shall have the discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies. The Committee shall designate from time to time and set forth in Appendix A to this Plan those Participating Companies whose Eligible Employees may participate in the Section 423 Plan and those Participating Companies whose Eligible Employees may participate in the Non-423 Plan.

(p)    “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(q)    “Plan” means this 2019 Employee Stock Purchase Plan of the Company, as amended from time to time, comprised of the Section 423 Plan and the Non-423 Plan.

(r)    “Purchase Date” means, for any Offering Period, the last day of such Offering Period.

(s)    “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

(t)    “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any payroll deductions or other funds accumulated on behalf of the Participant and not previously applied to the purchase of Stock under the Plan, and to terminate participation in the Plan at any time during an Offering Period.

(u)    “Registration Date” means the effective date of the registration on Form S-8 of shares of Stock issuable pursuant to the Plan.

(v)    “Section 423 Plan” means that component of the Plan which is intended to be an “employee stock purchase plan” under Section 423 of the Code.

(w)    “Securities Act” means the Securities Act of 1933, as amended.

(x)    “Stock” means the Common Stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(y)    “Subscription Agreement” means a written or electronic agreement, in such form as is specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation or other method of payment authorized by the Committee pursuant to Section 11.1(b).

(z)    “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

(aa)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.    ADMINISTRATION.

3.1    Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or the Purchase Right, unless fraudulent or made in bad faith. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering under the Section 423 Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code, other than for such variations in terms of Purchase Rights as permitted by Section 3.4. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 3.1) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2    Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3    Power to Adopt Sub-Plans. The Committee shall have the power, in its discretion, to adopt one or more sub-plans of the Plan as the Committee deems necessary or desirable to comply with the laws or regulations, tax policy, accounting principles or custom of foreign jurisdictions applicable to employees of a subsidiary business entity of the Company, provided that any such sub-plan shall be within the scope of the Non-423 Plan. Any of the provisions of any such sub-plan may supersede the provisions of this Plan, other than Section 4. Except as superseded by the provisions of a sub-plan, the provisions of this Plan shall govern such sub-plan.

3.4    Power to Vary Terms with Respect to Non-U.S. Employees. In order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion and as permitted by Section 423 of the Code, to grant Purchase Rights in an Offering under the Section 423 Plan to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of Purchase Rights granted under the same Offering to Employees resident in the United States.

3.5    Power to Establish Separate Offerings with Varying Terms. The Committee shall have the power, in its discretion, to establish separate, simultaneous or overlapping Offerings having different terms and conditions and to designate the Participating Company or Companies that may participate in a particular Offering, provided that each Offering under the Section 423 Plan shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to such Offering shall have the same rights and privileges within the meaning of such section, other than for such variations in terms of Purchase Rights as permitted by Section 3.4.

3.6    Policies and Procedures Established by the Company. Without regard to whether any Participant’s Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code in the case of the Section 423 Plan, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan. All such actions by the Company with respect to the Section 423 Plan shall be taken consistent with the requirements under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section, except as otherwise permitted by Section 3.4 and the regulations under Section 423 of the Code.

3.7    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.    SHARES SUBJECT TO PLAN.

4.1    Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 500,000. Shares issued under the Plan shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

4.2    Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan, any limit on the number of shares which may be purchased by any Participant during an Offering Period (as described in Section 8.2), the number of shares subject to each Purchase Right, and in the Purchase Price in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Committee pursuant to this Section 4.3 shall be final, binding and conclusive.

5.    ELIGIBILITY.

5.1    Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

(a)    Any Employee who is customarily employed by the Participating Company Group for twenty (20) hours or less per week;

(b)    Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year; or

(c)    Any highly compensated employee of a Participating Company (within the meaning of Section 414(q) of the Code) who is also required to file reports with the Securities and Exchange Commission under Section 16(a) of the Securities Exchange Act of 1934, as amended.

An Eligible Employee shall be eligible to participate in the Section 423 Plan or the Non-423 Plan in accordance with the designation in Appendix A of the Employee’s employer as either a Section 423 Plan Participating Company or a Non-423 Plan Participating Company. Notwithstanding the foregoing, an Employee of a Participating Company designated in Appendix A as a Section 423 Plan Participating Company who is a citizen or resident of a non-United States jurisdiction (without regard to whether the Employee is also a citizen of the United States or a resident alien) may be excluded from participation in the Section 423 Plan or an Offering thereunder if either (i) the grant of a Purchase Right under the Section 423 Plan or Offering to a citizen or resident of the foreign jurisdiction is prohibited under the Local Law of such jurisdiction or (ii) compliance with the Local Law of such jurisdiction would cause the Section 423 Plan or Offering to violate the requirements of Section 423 of the Code. For purposes of participation in the Non-423 Plan, Eligible Employees shall include any other Employees of the applicable Non-423 Plan Participating Company to the extent that applicable Local Law requires participation in the Plan to be extended to such Employees, as determined by the Company.

5.2    Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under the Section 423 Plan if, immediately after such grant, the Employee would own, or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

5.3    Determination by Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual’s attainment or termination of such status, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

6.    OFFERINGS.

6.1    Offering Periods. The Plan shall be implemented by sequential Offerings of approximately six (6) months’ duration or such other duration as the Committee shall determine. Offering Periods shall commence on or about the sixteenth (16th) day of February and August of each year and end on or about the fifteenth (15th) day of the next August and February, respectively, occurring thereafter. Notwithstanding the foregoing, the Committee may establish additional or alternative concurrent, sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. No Offering shall commence, and the Company shall not require or permit any Participant to deliver a Subscription Agreement for participation in an Offering, prior to the Registration Date.

6.2    Non-United States Offerings. The Committee shall communicate to the Employees eligible to participate in a Non-United States Offering those terms of the Non-United States Offering that differ from the terms otherwise applicable to the relevant Offering under the Section 423 Plan a reasonable period of time prior to the Subscription Date for such Non-United States Offering.

7.    PARTICIPATION IN THE PLAN.

7.1    Initial Participation. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed written or electronic Subscription Agreement to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) not later than the close of business on the Subscription Date established by the Company for that Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement in the manner permitted or required on or before the Subscription

Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate Company office or representative on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

7.2    Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1, or (b) terminated employment or otherwise ceased to be an Eligible Employee as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

8.    RIGHT TO PURCHASE SHARES.

8.1    Grant of Purchase Right. Except as otherwise provided below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase the lesser of (a) that number of whole shares of Stock determined by dividing the Dollar Limit (determined as provided below) by the Fair Market Value of a share of Stock on such Offering Date or (b) the Share Limit (determined as provided below). The Committee may, in its discretion and prior to the Offering Date of any Offering Period, (i) change the method of, or any of the foregoing factors in, determining the number of shares of Stock subject to Purchase Rights to be granted on such Offering Date, or (ii) specify a maximum aggregate number of shares that may be purchased by all Participants in an Offering or on any Purchase Date within an Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee. For the purposes of this Section, the “Dollar Limit” shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and the “Share Limit” shall be determined by multiplying 300 shares by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole share.

8.2    Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant (whether participating in the Section 423 Plan or the Non-423 Plan) shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with Section  423(b)(8) of the Code or any successor thereto and the regulations thereunder.

8.3     Aggregate Purchase Date Share Limit. Except as otherwise determined by the Committee prior to the Offering Date of any Offering Period, the aggregate number of shares that may be purchased by all Participants on any Purchase Date shall not exceed one million (1,000,000) shares. Unless otherwise specified by the Committee, such limit shall apply in the aggregate to all purchases occurring under the Plan on the same date.

9.    PURCHASE PRICE.

The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Committee; provided, however, that the Purchase Price on each Purchase Date shall not be less than ninety percent (90%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Subject to adjustment as provided by the Plan and unless otherwise provided by the Committee, the Purchase Price for each Offering Period shall be ninety percent (90%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date.

10.    ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION.

Except as provided in Section 11.1(b) with respect to a Non-United States Offering or except as otherwise provided by the Committee in connection with an Offering under the Non-423 Plan, shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1    Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each pay day during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each pay day during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first pay day during an Offering) or more than fifteen percent (15%). The Committee may change the foregoing limits on payroll deductions effective as of any Offering Date.

10.2    Commencement of Payroll Deductions. Payroll deductions shall commence on the first pay day occurring on or following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

10.3    Election to Change or Stop Payroll Deductions. During an Offering Period, a Participant may elect to increase or decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) an amended Subscription Agreement authorizing such change on or before the “Change Notice Date.” The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects, effective following the first pay day of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in such Offering Period unless the Participant withdraws from the Plan as provided in Section 12.

10.4    Administrative Suspension of Payroll Deductions. The Company may, in its discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant’s

Purchase Right, or (b) during a calendar year under the limit set forth in Section 8.2. Unless the Participant has either withdrawn from the Plan as provided in Section 12.1 or has ceased to be an Eligible Employee, suspended payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement either (i) at the beginning of the next Offering Period if the reason for suspension was clause (a) in the preceding sentence, or (ii) at the beginning of the next Offering Period having a first Purchase Date that falls within the subsequent calendar year if the reason for suspension was clause (b) in the preceding sentence.

10.5    Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation (and other amounts received from a non-United States Participant pursuant to Section 11.1(b) or pursuant to an Offering under the Non-423 Plan) shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company (except as otherwise required by Local Law in connecting with an Offering under the Non-423 Plan). All such amounts received or held by the Company may be used by the Company for any corporate purpose.

10.6    No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan or otherwise credited to the Participant’s Plan account (except as otherwise required by Local Law in connection with an Offering under the Non-423 Plan).

10.7    Voluntary Withdrawal from Plan Account. A Participant may withdraw all or any portion of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company a written notice on a form provided by the Company for such purpose. A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares in any Offering under the Plan. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant’s Plan account, or terminate the withdrawal right provided by this Section.

11.    PURCHASE OF SHARES.

11.1    Exercise of Purchase Right.

(a)    Generally. Except as provided in Section 11.1(b), on each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

(b)    Purchase by Non-United States Participants for Whom Payroll Deductions Are Prohibited by Applicable Law. Notwithstanding Section 11.1(a), where payroll deductions on behalf of Participants who are citizens or residents of countries other than the United States (without regard to whether they are also citizens of the United States or resident aliens) are prohibited or made impracticable by applicable Local Law, the Committee may establish a separate Offering (a “Non-United States Offering”) covering all Eligible Employees of one or more Participating

Companies subject to such prohibition or restrictions on payroll deductions. The Non-United States Offering shall provide another method for payment of the Purchase Price with such terms and conditions as shall be administratively convenient and comply with applicable Local Law. On each Purchase Date of the Offering Period applicable to a Non-United States Offering, each Participant who has not withdrawn from the Plan and whose participation in such Offering Period has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right a number of whole shares of Stock determined in accordance with Section 11.1(a) to the extent of the total amount of the Participant’s Plan account balance accumulated during the Offering Period in accordance with the method established by the Committee and not previously applied toward the purchase of Stock. However, in no event shall the number of shares purchased by a Participant during such Offering Period exceed the number of shares subject to the Participant’s Purchase Right. The Company shall refund to a Participant in a Non-United States Offering in accordance with Section 11.4 any excess Purchase Price payment received from such Participant.

11.2    Pro Rata Allocation of Shares. If the number of shares of Stock which might be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock remaining available for issuance under the Plan or the maximum aggregate number of shares of Stock that may be purchased on such Purchase Date pursuant to a limit established by the Committee pursuant to Section 8.1 or Section 8.3, the Company shall make a pro rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

11.3    Delivery of Title to Shares. Subject to any governing rules or regulations, as soon as practicable after each Purchase Date, the Company shall issue or cause to be issued to or for the benefit of each Participant the shares of Stock acquired by the Participant on such Purchase Date by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

11.4    Return of Plan Account Balance. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.

11.5    Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign taxes (including social insurance), if any, required to be withheld by any Participating Company upon exercise of the Purchase Right or upon such disposition of shares, respectively. A Participating Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations. The Company or any other Participating Company shall have the right to take such other action as it determines to be necessary or advisable to satisfy withholding obligations for such taxes.

11.6    Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

11.7    Provision of Reports and Stockholder Information to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total amount credited to his or her Plan account prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section may be delivered or made available in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company’s common stockholders.

12.    WITHDRAWAL FROM PLAN.

12.1    Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) a written or electronic notice of withdrawal on a form provided by the Company for this purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company office or representative designated by the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2    Automatic Withdrawal from Offering and Re-enrollment. If the Fair Market Value of a share of Stock on a Purchase Date within an Offering Period (the “Old Offering Period”), other than the final Purchase Date of the Old Offering Period, is less than the Fair Market Value of a share of Stock on the Offering Date of the Old Offering Period, then every Participant in the Old Offering Period automatically shall be (a) withdrawn from the Old Offering Period immediately after the purchase of shares on such Purchase Date and (b) enrolled in a new Offering Period of the same duration as the full term of the Old Offering Period commencing on the trading day immediately following the purchase of shares (which shall be the Offering Date of the new Offering Period), provided that the Participant then remains an Eligible Employee.

12.3    Return of Plan Account Balance. Upon a Participant’s voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant’s accumulated Plan account balance which has not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest (except as otherwise required by Local Law in connection with an Offering under the Non-423 Plan), and the Participant’s interest in the Plan and the Offering shall terminate. Such amounts to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

13.    TERMINATION OF EMPLOYMENT OR ELIGIBILITY.

Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the Participant’s Plan account balance which has not been applied toward the purchase of shares of Stock shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s beneficiary designated in accordance with

Section 20, if any, or legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13 (except as otherwise required by Local Law in connection with an Offering under the Non-423 Plan). A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

14.    EFFECT OF CHANGE IN CONTROL ON PURCHASE RIGHTS.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under outstanding Purchase Rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock. If the Acquiring Corporation elects not to assume, continue or substitute for the outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Committee, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

15.    NONTRANSFERABILITY OF PURCHASE RIGHTS.

Neither payroll deductions or other amounts credited to a Participant’s Plan account nor a Participant’s Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. (A beneficiary designation pursuant to Section 20 shall not be treated as a disposition for this purpose.) Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 12.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.

16.    COMPLIANCE WITH APPLICABLE LAW.

The issuance of shares of Stock or other property under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign securities law and other applicable laws, rules and regulations, and approvals by government agencies as may be required or as the Company deems necessary or advisable. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17.    RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of the shares of Stock purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of any Participating Company to terminate the Participant’s employment at any time.

18.    NOTIFICATION OF DISPOSITION OF SHARES.

The Company may require the Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares of Stock acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares of Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

19.    LEGENDS.

The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”

20.    DESIGNATION OF BENEFICIARY.

20.1    Designation Procedure. Subject to applicable Local Law and procedures, a Participant may file a written designation of a beneficiary who is to receive (a) shares and cash, if any, from the Participant’s Plan account if the Participant dies subsequent to a Purchase Date but prior to delivery to the Participant of such shares and cash, or (b) cash, if any, from the Participant’s Plan account if the Participant dies prior to the exercise of the Participant’s Purchase Right. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. A Participant may change his or her beneficiary designation at any time by written notice to the Company.

20.2    Absence of Beneficiary Designation. If a Participant dies without an effective designation pursuant to Section 20.1 of a beneficiary who is living at the time of the Participant’s death,

the Company shall deliver any shares or cash credited to the Participant’s Plan account to the Participant’s legal representative or as otherwise required by applicable law.

21.    NOTICES.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.    AMENDMENT OR TERMINATION OF THE PLAN.

The Committee may at any time amend, suspend or terminate the Plan, except that (a) no such amendment, suspension or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Committee, and (b) no such amendment, suspension or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Section 423 Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Committee as Participating Companies. Notwithstanding the foregoing, in the event that the Committee determines that continuation of the Plan or an Offering would result in unfavorable financial accounting consequences to the Company, the Committee may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress: (i) terminate the Plan or any Offering Period, (ii) accelerate the Purchase Date of any Offering Period, (iii) reduce the discount or the method of determining the Purchase Price in any Offering Period (e.g., by determining the Purchase Price solely on the basis of the Fair Market Value on the Purchase Date), (iv) reduce the maximum number of shares of Stock that may be purchased in any Offering Period, or (v) take any combination of the foregoing actions.

23.    NO REPRESENTATIONS WITH RESPECT TO TAX QUALIFICATION.

Although the Company may endeavor to (a) qualify Purchase Rights for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., options granted under Section 423 of the Code) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

24.    CHOICE OF LAW.

Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Subscription Agreement shall be governed by the laws of the State of Nevada, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan as duly adopted by the Board on January 28, 2019.

/s/ Brian S. Gillman
Brian S. Gillman , Secretary

APPENDIX A

Participating Companies in Section 423 Plan

Mesa Airlines, Inc.

Mesa Air Group—Airline Inventory Management, LLC

Participating Companies in Non-423 Plan

None

VOTE BY INTERNET

Before The Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on April 8, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on April 8, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/08/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS MESA AIR GROUP, INC. ATTN: BRIAN S. GILLMAN If you would like to reduce the costs incurred by our company in mailing proxy materials, 410 N. 44TH STREET-STE 700 you can consent to receiving all future proxy statements, proxy cards and annual reports PHOENIX, AZ 85008 electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/08/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below.    0 0 0 1. Election of Directors     Nominees 01 Jonathan G. Ornstein 02 G. Grant Lyon 03 Ellen N. Artist 04 Mitchell I. Gordon 05 Dana J. Lockhart 06 Spyridon Skiados 07 Harvey W. Schiller The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. The approval of the Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan.    0 0 0 3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting    0 0 0    firm for the fiscal year ending September 30, 2019. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. . 18 . 1 . 0    R1 1 _ Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or 0000394573 partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com MESA AIR GROUP, INC. 2019 Annual Meeting of Shareholders April 9, 2019 2:00 PM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Brian S. Gillman and Michael J. Lotz, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MESA AIR GROUP, INC. that the shareholder(s) is/are entitled to vote at the 2019 Annual Meeting of Shareholders to be held at 02:00 PM, EST on April 9, 2019, at the New York Hilton Midtown, 1335 Avenue of the Americas, New York, New York 10019, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. . 18 . 1 . 0    R1 _ 2 0000394573 Continued and to be signed on reverse side